                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant / /

Filed by a Party other than the Registrant /X/

Check the appropriate box:

        /X/       Preliminary Proxy Statement

        / /       Confidential, for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)(2))

        / /       Definitive Proxy Statement

        / /       Definitive Additional Materials

        / /       Soliciting Material Under Rule 14a-12

                           TRI-CONTINENTAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                     WESTERN INVESTMENT HEDGED PARTNERS L.P.
                             WESTERN INVESTMENT LLC
                    WESTERN INVESTMENT ACTIVISM PARTNERS LLC
                WESTERN INVESTMENT TOTAL RETURN MASTER FUND LTD.
                  BENCHMARK PLUS INSTITUTIONAL PARTNERS, L.L.C.
                         BENCHMARK PLUS PARTNERS, L.L.C.
                        BENCHMARK PLUS MANAGEMENT, L.L.C.
                          PARADIGM PARTNERS, N.W., INC.
                                ARTHUR D. LIPSON
                                 SCOTT FRANZBLAU
                                 ROBERT FERGUSON
                                 MICHAEL DUNMIRE
                                   PAUL DEROSA
                                  DAVID B. FORD
                                 ELYSE NAKAJIMA
--------------------------------------------------------------------------------
    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     /X/  No fee required.

     / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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     / /  Fee paid previously with preliminary materials:

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     / /  Check box if any part of the fee is offset as provided by Exchange Act
Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid previously.  Identify the previous filing by registration  statement  number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid

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     (2)  Form, Schedule or Registration Statement No:

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     (3)  Filing Party:

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     (4)  Date Filed:

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                     PRELIMINARY COPY SUBJECT TO COMPLETION
                              DATED AUGUST 11, 2006

                     WESTERN INVESTMENT HEDGED PARTNERS L.P.

                                 August __, 2006

Dear Fellow Stockholder:

         Western Investment Hedged Partners L.P. ("Western Investment") together with our fellow  participants in this  solicitation  is the largest  investor in
Tri-Continental  Corporation  ("Tri-Continental" or the "Company").  We made our initial  investment in Tri-Continental in 1999, and over time have increased the amount of our  investment.  We write to you  regarding  the  special  meeting of stockholders  scheduled  to be held at the  offices  of  Venable  LLP, 2 Hopkins
Plaza, 18th Floor, Baltimore, Maryland 21202, on September 28, 2006 at 9:30 a.m.
Western  Investment  does not believe that the current board of directors of the
Company  is acting in your  best  interests.  Western  Investment  is  therefore seeking your support at the special  meeting of  stockholders  for the following purposes:

         1.       To  elect  Western  Investment's  slate  of  nominees  to  the
                  Tri-Continental  Board,  each to hold  office  until  the 2009 annual meeting of the Company's  stockholders  and until their successors are elected and qualify;

         2.       To oppose the  Company's  proposal to approve an  amendment to the  Company's  charter to provide that the presence in person or  by  proxy  of  stockholders  entitled  to  cast  at  least one-third  (1/3) of all of the votes  entitled to be cast at a stockholder  meeting  constitutes  a  quorum,  unless a higher percentage is specified in the Bylaws of the Company; and

         3.       To transact  such other  business as may properly  come before
                  the  special   meeting  or  any  adjournment  or  postponement
                  thereof.

         Western  Investment  urges you to carefully  consider  the  information contained in the attached proxy statement and then support its efforts by voting your shares  today by  telephone or via the Internet as detailed in the enclosed
GOLD proxy card,  or by signing,  dating and  returning  today the enclosed GOLD proxy card in the postage paid envelope  provided.  The attached proxy statement and GOLD proxy card are first being  furnished to the  stockholders  on or about
August [__], 2006.

         If you have  already  sent a proxy card  furnished  by  Tri-Continental management  to  Tri-Continental,  you have  every  right to change  your vote by signing,  dating and  returning the enclosed GOLD proxy card or by following the instructions for telephone or internet voting detailed thereon. Only your latest dated proxy card counts!

         If you have any  questions  or require  assistance  voting your shares, please  contact  Innisfree  M&A  Incorporated,  which is assisting  us, at their address and toll-free number listed on the following page.

                                         Thank you for your support,

                                         /s/ Arthur D. Lipson
                                         Arthur D. Lipson
                                         Western Investment Hedged Partners L.P.

--------------------------------------------------------------------------------

  If you have any questions or need assistance voting your shares, please call:
                           Innisfree M&A Incorporated
                         501 Madison Avenue, 20th Floor
                               New York, NY 10022

                 Stockholders Call Toll-Free at: (877) 456-3510
                Banks and Brokers Call Collect at: (212) 750-5833

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               PLEASE BE ADVISED:

     o    TRI-CONTINENTAL'S  STOCK HAS  UNDERPERFORMED THE MARKET ON A LONG-TERM
          BASIS (page 6)

     o    TRI-CONTINENTAL'S NAV DISCOUNT IS UNACCEPTABLE (page 10)

     o    ALL OF THE CURRENT MEMBERS OF THE TRI-CONTINENTAL BOARD ARE A DIRECTOR
          OR TRUSTEE OF AT LEAST 23 REGISTERED  INVESTMENT  COMPANIES MANAGED BY
          SELIGMAN, TRI-CONTINENTAL'S MANAGER (page 11)

     o    ONGOING  INQUIRY OF  SELIGMAN  BY THE OFFICE OF THE NEW YORK  ATTORNEY
          GENERAL,  WHICH  NAMES  MR.  WILLIAM  MORRIS.  MR.  MORRIS  IS  ONE OF
          MANAGEMENT'S  NOMINEES  FOR  REELECTION  TO THE BOARD AND IS CURRENTLY
          CHAIRMAN OF THE BOARD (page 11)

--------------------------------------------------------------------------------

                     ADDITIONAL INFORMATION CAN BE FOUND AT:
                                WWW.FIXMYFUND.COM

                                       2

                         SPECIAL MEETING OF STOCKHOLDERS
                                       OF
                           TRI-CONTINENTAL CORPORATION
                            -------------------------

                                 PROXY STATEMENT
                                       OF
                     WESTERN INVESTMENT HEDGED PARTNERS L.P.

                            -------------------------

   PLEASE VOTE YOUR SHARES TODAY BY TELEPHONE OR INTERNET, AS DESCRIBED IN THE
        ENCLOSED GOLD PROXY CARD, OR BY SIGNING, DATING AND RETURNING THE
           YOUR GOLD PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED.

         Western Investment Hedged Partners L.P., a Delaware limited partnership
("Western Investment" or "we"), is a significant  stockholder of Tri-Continental
Corporation,  a  Maryland  corporation  ("Tri-Continental"  or  the  "Company").
Western  Investment is writing to you in  connection  with the election of three nominees to the board of  directors  of  Tri-Continental  (the  "Tri-Continental
Board") at the  special  meeting  of  stockholders  scheduled  to be held at the offices of Venable LLP, 2 Hopkins Plaza, 18th Floor, Baltimore,  Maryland 21202,
on September 28, 2006 at 9:30 a.m.,  including any adjournments or postponements thereof  and any  meeting  which  may be called in lieu  thereof  (the  "special meeting").  This proxy  statement (the "proxy  statement") and the enclosed GOLD proxy card are first being  furnished  to  stockholders  on or about  August __,
2006.

         This  proxy  statement  and the  enclosed  GOLD  proxy  card are  being furnished to stockholders of Tri-Continental by Western Investment in connection with the  solicitation of proxies from  Tri-Continental's  stockholders  for the following proposals:

         1.       To  elect  Western  Investment's  slate  of  nominees  to  the
                  Tri-Continental  Board,  each to hold  office  until  the 2009 annual meeting of the Company's  stockholders  and until their successors are elected and qualify;

         2.       To oppose the  Company's  proposal to approve an  amendment to the  Company's  charter to provide that the presence in person or  by  proxy  of  stockholders  entitled  to  cast  at  least one-third  (1/3) of all of the votes  entitled to be cast at a stockholder  meeting  constitutes  a  quorum,  unless a higher percentage is specified in the Bylaws of the Company; and

         3.       To transact  such other  business as may properly  come before
                  the  special   meeting  or  any  adjournment  or  postponement
                  thereof.

         Western Investment, Western Investment LLC ("WILLC"), Arthur D. Lipson,
Western  Investment  Activism  Partners LLC ("WIAP"),  Western  Investment Total
Return Master Fund Ltd. ("WITR"),  Benchmark Plus Institutional Partners, L.L.C.
("BPIP"),  Benchmark Plus Partners,  L.L.C. ("BPP"),  Benchmark Plus Management,
L.L.C. ("BPM"), Paradigm Partners, N.W., Inc. ("PPNW"), Scott Franzblau,  Robert
Ferguson,  Michael  Dunmire,  Paul DeRosa,  David B. Ford and Elyse Nakajima are
members  of  a  group  (the  "Group")  formed  in  connection  with  this  proxy solicitation and are deemed participants in this proxy solicitation.

         Tri-Continental  has set the close of  business on July 25, 2006 as the record date (the "record date") for determining  stockholders entitled to notice of and to vote at the  special  meeting.  The mailing  address of the  principal executive  offices of  Tri-Continental  is 100 Park Avenue,  New York,  New York
10017.  Stockholders  of record at the close of business on the record date will be entitled to vote at the special meeting. According to Tri-Continental,  as of the record date, there were 105,533,774 shares of common stock outstanding, $.50 par value per share (the "Common  Shares"),  each Common  Share  entitled to one vote per share,  and there were  752,740  shares of $2.50  cumulative  preferred stock  outstanding (the "Preferred  Shares" and together with the Common Shares, the "Shares"),  each Preferred  Share entitled to two votes per share. As of the record date,  Western  Investment,  along with all of the  participants  in this solicitation,  were the beneficial  owners of an aggregate of 10,037,341  Common
Shares and 200 Preferred  Shares,  which  represent  approximately  9.40% of the votes entitled to be cast at the special  meeting (based on the Company's  proxy statement). The participants in this solicitation intend to vote such Shares for the  election  of  Western  Investment's  nominee  directors,  and  against  the
Company's Charter amendment proposal.

THIS  SOLICITATION IS BEING MADE BY WESTERN  INVESTMENT AND NOT ON BEHALF OF THE
BOARD OF DIRECTORS OR MANAGEMENT OF  TRI-CONTINENTAL.  WESTERN INVESTMENT IS NOT
AWARE OF ANY OTHER  MATTERS TO BE BROUGHT  BEFORE THE  SPECIAL  MEETING.  SHOULD
OTHER MATTERS, WHICH WESTERN INVESTMENT IS NOT AWARE OF WITHIN A REASONABLE TIME
BEFORE THIS  SOLICITATION,  BE BROUGHT BEFORE THE SPECIAL  MEETING,  THE PERSONS
NAMED AS PROXIES IN THE  ENCLOSED  GOLD PROXY CARD WILL VOTE ON SUCH  MATTERS IN
THEIR DISCRETION.

WESTERN  INVESTMENT  URGES  YOU TO VOTE IN  FAVOR  OF THE  ELECTION  OF  WESTERN
INVESTMENT'S  NOMINEES  AND AGAINST THE  COMPANY'S  CHARTER  AMENDMENT  PROPOSAL
DESCRIBED  HEREIN,  EITHER BY  TELEPHONE  OR BY  INTERNET  AS  DESCRIBED  IN THE
ENCLOSED  GOLD PROXY CARD OR BY SIGNING,  DATING AND RETURNING THE ENCLOSED GOLD
PROXY CARD TODAY.

IF YOU HAVE ALREADY GIVEN A PROXY TO TRI-CONTINENTAL  MANAGEMENT, YOU MAY REVOKE
THAT PROXY AND VOTE IN FAVOR OF WESTERN INVESTMENT'S  NOMINEES,  AND AGAINST THE
COMPANY'S CHARTER AMENDMENT  PROPOSAL  DESCRIBED HEREIN BY VOTING YOUR SHARES BY
TELEPHONE  OR BY INTERNET AS  DESCRIBED  IN THE  ENCLOSED  GOLD PROXY CARD OR BY
SIGNING,  DATING AND RETURNING  THE ENCLOSED  GOLD PROXY CARD.  THE LATEST DATED
PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO
THE SPECIAL  MEETING BY AUTHORIZING A LATER PROXY BY TELEPHONE OR INTERNET OR BY
DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE SPECIAL
MEETING  TO  WESTERN  INVESTMENT,  C/O  INNISFREE  M&A  INCORPORATED,  WHICH  IS
ASSISTING IN THIS SOLICITATION,  OR TO THE SECRETARY OF TRI-CONTINENTAL  (WITH A
COPY TO  INNISFREE  M&A  INCORPORATED),  OR BY VOTING  IN PERSON AT THE  SPECIAL
MEETING.

                                    IMPORTANT

         YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

         YOU MAY VOTE YOUR SHARES BY TELEPHONE OR INTERNET,  AS DESCRIBED IN THE
ENCLOSED GOLD PROXY CARD, OR BY SIGNING, DATING AND RETURNING TODAY THE ENCLOSED
GOLD PROXY CARD,  MARKED FOR THE ELECTION OF WESTERN  INVESTMENT'S  NOMINEES AND
AGAINST THE COMPANY'S CHARTER AMENDMENT PROPOSAL.

o    If your Shares are registered in your own name, you may vote your Shares by following the  instructions  for Internet  voting  detailed on the enclosed
     GOLD proxy card, by calling the toll-free number contained  therein,  or by signing,  dating and mailing the  enclosed  GOLD proxy card in the enclosed return envelope to Western Investment,  c/o Innisfree M&A Incorporated,  in
     the enclosed postage-paid envelope today.

o    If any of your Shares are held in the name of a brokerage firm,  bank, bank nominee  or other  institution  on the record  date,  only it can vote such
     Shares and only upon receipt of your  specific  instructions.  Accordingly, please provide your broker or bank with voting instructions to vote on your behalf the GOLD  proxy  card.  In  addition,  if you hold your  Shares in a brokerage  or bank  account,  your  broker or bank may allow you to provide your voting  instructions  by  telephone or  Internet.  Please  consult the materials you receive from your broker or bank prior to authorizing a proxy by  telephone  or Internet.  Western  Investment  urges you to confirm your instructions  in writing to the person  responsible for your account and to provide a copy of such  instructions to Western  Investment,  c/o Innisfree
     M&A Incorporated, who is assisting in this solicitation, at the address and telephone  numbers  set forth  below,  and on the back  cover of this proxy statement,  so that we may be aware of all  instructions and can attempt to ensure that such instructions are followed.

  If you have any questions or need assistance voting your Shares, please call:
                           Innisfree M&A Incorporated
                         501 Madison Avenue, 20th Floor
                               New York, NY 10022

                 Stockholders Call Toll-Free at: (877) 456-3510
                Banks and Brokers Call Collect at: (212) 750-5833

                     ADDITIONAL INFORMATION CAN BE FOUND AT:
                                WWW.FIXMYFUND.COM

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         As you may be aware,  Tri-Continental  held its 2006 Annual  Meeting of stockholders on May 4, 2006, at which we proposed three nominees for election to the  Tri-Continental  Board.  As you probably  know, at the 2006 Annual  Meeting neither our nor the  Company's  nominees  received  enough  votes to be elected.
Accordingly, the existing directors would have remained in office until the 2007
Annual  Meeting  when they would have again been up for  election.  For  reasons which  we  do  not  find  compelling,  the  current  Tri-Continental  Board  has determined  that it cannot let well enough  alone,  but that it needs to call an unnecessary special meeting for the election of the three directors. There is no requirement  for this special  meeting  under either state law or the  Company's bylaws.  Although we oppose  disturbing  you with an  unnecessary  election,  as significant  long-term  investors  in  Tri-Continental  we  are  forced  by  the directors'  actions to move forward and again submit  nominees as an alternative to the Company's nominees.

         WE BELIEVE THAT THIS COSTLY  ELECTION IS THE MOST IMPORTANT  EVENT THAT
TRI-CONTINENTAL  STOCKHOLDERS  HAVE EVER FACED, AND WILL AFFECT THE DIRECTION OF
TRI-CONTINENTAL  FOR YEARS TO COME. It represents an opportunity to help restore to Tri-Continental  the values and vision which for many years made it a leading fund.  We  believe  that  although  for many years  Tri-Continental  has been an excellent investment choice, under recent  Tri-Continental  management and board of directors, leadership problems have developed, many of which are discussed in this proxy statement.  We do not believe that the current  Tri-Continental Board has vigorously represented the interests of all stockholders.

         At this special  meeting,  the Company has announced that it will again put forward the same three people for election to the Tri-Continental Board that failed to be elected at the Company's  2006 Annual  Meeting.  We have proposed a slate of three  outstanding  nominees  for  election  at the  September  special meeting.  We believe our slate  includes world class  investors,  and that their election would clearly be in the best interests of all stockholders.

                                  THE NOMINEES

         The following  information sets forth the name, age,  business address,
present  principal   occupation,   and  employment  and  material   occupations,
positions,  offices, or employments for the past five years of each of our three nominee directors (the "Nominees").

         PAUL DEROSA (AGE 64) has been a principal  since  November  1998 of Mt.
Lucas  Management  Corporation,  an asset  management  company.  Mt.  Lucas  has returned  over 17% annually to its investors  since its inception in 1996.  From
March 1988 to July 1995,  Mr. DeRosa  served as Managing  Director of Eastbridge
Capital Inc., a bond trading company.  Previously,  Mr. DeRosa served in various capacities with Citibank NA, including as a Division Head of Citicorp Investment
Bank where he was  entrusted  with the  responsibility  of  managing  Citibank's proprietary  bond portfolio.  He also has extensive  experience  supervising the investment  management process.  Mr. DeRosa is currently a director of Intervest
Bancshares  Corporation  (ticker:  IBCA), a highly successful  financial holding company.  Mr. DeRosa received a Ph.D. in Economics from Columbia  University and has served as a staff  economist for the Federal  Reserve Bank of New York.  The business address of Mr. DeRosa is c/o MT Lucas, LLC, 730 Fifth Avenue, New York,
NY 10019.  As of the  record  date,  Mr.  DeRosa  beneficially  owned 100 Common
Shares. For information  regarding purchases and sales during the past two years of  securities  of  Tri-Continental  that  are now or  were  once  deemed  to be beneficially owned by Mr. DeRosa, see Schedule I to this proxy statement.

         DAVID B. FORD (AGE 60) was a partner and then a managing  director from
1986 to 2003, and co-head of Global Asset Management from 1994 to 2003, with The
Goldman  Sachs  Group,  Inc.,  a leading  international  investment  banking and securities  firm.  As co-head,  Mr. Ford was  integrally  involved in  Goldman's investment management business,  including the selection and review of portfolio managers.  Goldman Sachs is widely  considered to be one of the world's  leading asset managers. Mr. Ford currently serves on Wharton's Board of Overseers and is a member of the  Board of  Trustees  for  Florida  State  University.  Mr.  Ford
received a Bachelor of Science from Florida  State  University  and a Masters of
Business   Administration   from  the  Wharton   School  at  the  University  of
Pennsylvania.  The  business  address  of Mr.  Ford is c/o DBF  Associates,  375
Greenwich  Street,  New  York,  NY  10013.  As of  the  record  date,  Mr.  Ford beneficially  owned 100 Common Shares. For information  regarding  purchases and sales during the past two years of securities of Tri-Continental that are now or were once deemed to be  beneficially  owned by Mr. Ford,  see Schedule I to this proxy statement.

         ARTHUR  D.  LIPSON  (AGE  63)  has  been  managing  private  investment partnerships  since  1995.  He has been the sole  managing  member of  WILLC,  a
Delaware limited  liability  company that acts as the general partner,  managing member  or  investment  manager,  as the  case  may be,  of  private  investment partnerships  in the Western  Investment  funds since 1997.  Western  Investment specializes  in investing in  undervalued  companies.  Mr. Lipson has additional substantial  experience in sales & trading and research,  including  heading all fixed income  research for Lehman  Brothers  and for Paine  Webber,  was a known leader in the industry,  and created,  among other things,  the Lehman  Brothers bond indices.  Mr. Lipson received a Masters of Science from Columbia University and a Bachelor of Science  from the  California  Institute  of  Technology.  The business address of Mr. Lipson is c/o Western Investment LLC, 2855 E. Cottonwood
Parkway,  Suite 110, Salt Lake City, UT 84121. As of the record date, Mr. Lipson beneficially owned 6,998,416 Common Shares and 200 Preferred Shares,  consisting of 901 Common Shares held directly by Mr. Lipson and 6,997,515 Common Shares and
200 Preferred  Shares  beneficially  owned by WILLC. Mr. Lipson may be deemed to
beneficially   own  the  6,997,515   Common  Shares  and  200  Preferred  Shares
beneficially  owned by WILLC by virtue of his ability to vote and  dispose  such shares as the sole managing member of WILLC. For information regarding purchases and sales during the past two years of  securities of  Tri-Continental  that are now or were once deemed to be  beneficially  owned by WILLC,  see  Schedule I to this proxy statement.

         The information provided above has been furnished to Western Investment by the Nominees. The Nominees are citizens of the United States of America. None of the Nominees are  "interested  persons" of the Company  within the meaning of
Section 2(a)(19) of the Investment Company Act of 1940.

OUR INTERESTS ARE ALIGNED WITH YOURS

         Western Investment and the other participants are significant investors in Tri-Continental and remain committed to our investment in Tri-Continental. We made our first  investment in the Company as long ago as 1999, and currently are
Tri-Continental's  largest  stockholder.  Our  interests  are  aligned  with the interests of all stockholders-if our investment in Tri-Continental  prospers, so does yours.  WE HAVE NO INTENTION OF SEEKING TO OPEN-END OR LIQUIDATE  THE FUND.
Western  Investment  believes that our three  Nominees  together have  extensive experience in private and public investment, a history of outstanding investment
records,  and  have  outstanding  credentials,   including  having  held  senior
positions at The Goldman Sachs Group,  Inc.,  Citibank NA,  Lehman  Brothers and
Paine Webber.  If elected,  the Nominees will work on behalf of all stockholders to influence the Tri-Continental Board to take all actions necessary to maximize the value of your Shares.

TRI-CONTINENTAL'S STOCK HAS UNDERPERFORMED THE MARKET ON A LONG-TERM BASIS

         Tri-Continental  has underperformed the S&P 500 index in 12 of the last
15 years. If you had invested $100 in an S&P 500 index fund on December 31, 1990 instead of  Tri-Continental,  you would be almost $150 richer  today.  The table below shows the annual percentage  amount since 1990 by which  Tri-Continental's net asset value ("NAV")  return either fell short of the S&P 500 index return or exceeded the S&P 500 index return.

       [THE CHART CONTAINS THE DATA POINTS CONTAINED IN THE TABLE BELOW]

      STOCKHOLDER RETURN AT YEAR-END. TRI-CONTINENTAL NAV VS. S&P 500 INDEX

  1991      1992    1993    1994     1995    1996    1997    1998     1999     2000     2001    2002    2003     2004    2005
  ----      ----    ----    ----     ----    ----    ----    ----     ----     ----     ----    ----    ----     ----    ----

(2.56%)    (0.20%) (1.12%) (3.52%)  (6.78%) (1.51%) (6.71%) (2.78%)  (10.37%) 0.81%    1.69%   (4.25%) (2.85%)  2.48%   (2.25%)

                               [GRAPHIC OMITTED]

         We find it  unacceptable  that for each year other than 2000,  2001 and
2004,  Tri-Continental's NAV return has underperformed the S&P 500 index for the past 15 years.  Western  Investment  is  particularly  troubled  that the active management  of the  Company's  manager,  J.  & W.  Seligman  & Co.  Incorporated
("Seligman"),  has  produced  such  inferior  NAV returns to those  available by investment in an S&P 500 index fund.  While we consider the S&P 500 index a good comparison,  investors  cannot  invest  directly in an index or an average,  and there are no expenses or fees involved in calculating an index return,  unlike a fund which pays fees and expenses.

         Tri-Continental's NAV return has underperformed the S&P 500 index in 12
of  the  last  15  years.   Since  1990,  the  S&P  500  index  has  appreciated
approximately  414% while an investment in  Tri-Continental  has only  increased approximately  264%.  The chart  below  measures  Tri-Continental's  annual  NAV performance  against the S&P 500 index since 1990 (assuming a $100 investment on
December 31, 1990 and reinvestment of capital gains and dividends).

        [The chart contains the data points contained in the table below]

         DECEMBER 31          TRI-CONTINENTAL NAV         S&P 500 INDEX

            1990                    $100.00                  $100.00
            1991                    $127.91                  $130.47
            1992                    $137.40                  $140.41
            1993                    $149.70                  $154.55
            1994                    $146.40                  $156.59
            1995                    $191.50                  $215.44
            1996                    $232.57                  $264.90
            1997                    $294.55                  $353.27
            1998                    $370.55                  $454.24
            1999                    $410.09                  $549.81
            2000                    $376.09                  $499.78
            2001                    $337.73                  $440.36
            2002                    $248.74                  $343.04
            2003                    $313.01                  $441.45
            2004                    $354.83                  $489.49
            2005                    $364.27                  $513.52

                                [GRAPHIC OMITTED]

         Amazingly,  every  $100  that  was  invested  in  Tri-Continental  from
December  31, 1990 to December  31, 2005 led to almost $150 in  underperformance relative to the S&P 500 index.

         Looked at another way, an investment in Tri-Continental on December 31,
1990 has produced only approximately 71% of the gains that the S&P 500 index has seen in the same  period.  The chart below  measures the  percentage  investment underperformance  since 1990 of an investment in  Tri-Continental as compared to the S&P 500 index.

        [THE CHART CONTAINS THE DATA POINTS CONTAINED IN THE TABLE BELOW]

                           TRI-CONTINENTAL PERCENTAGE
                             PERFORMANCE SINCE 1990
                                VS. S&P 500 INDEX
                       YEAR-END               PERCENTAGE
                         1990                  100.00%
                         1991                  98.04%
                         1992                  97.86%
                         1993                  96.86%
                         1994                  93.49%
                         1995                  88.89%
                         1996                  87.80%
                         1997                  83.38%
                         1998                  81.58%
                         1999                  74.59%
                         2000                  75.25%
                         2001                  76.69%
                         2002                  72.51%
                         2003                  70.90%
                         2004                  72.49%
                         2005                  70.94%

                               [GRAPHIC OMITTED]

SUB PAR PERFORMANCE CONTINUES

         For the six-month period ended June 30, 2006,  Tri-Continental's return has been 1.4%.  In contrast,  the S&P 500 index has seen a return of 2.7% in the same period, almost twice that of Tri-Continental.

TRI-CONTINENTAL'S NAV DISCOUNT IS UNACCEPTABLE

         Tri-Continental's  share price has traded at a persistent  double-digit discount to its per share net asset  value that ranged  between 14% and 18% from
1995 to 2005. Thus, when Tri-Continental stockholders sell their shares they are forced to leave behind a sizeable  portion of the value underlying those shares.
We believe that the  persistence  of this  discount is in part due to the failed management  and  disappointing  investment  results  generated by Seligman,  the market's expectation that substantially  similar results will continue,  and the perception that the persistent and  substantial  NAV discount is not being,  and will not be, addressed.  Tri-Continental stockholders are being damaged twice by the  discount;  once with  substandard  returns on their  investment  and again, should  they choose to leave the fund,  with the  discounted  market  price they receive for their  shares.  We believe the fair value of a share of common stock should be its NAV, or a value very close.

         The table below  shows the  discount of the  Company's  year-end  stock price to the Company's year-end NAV since 1995.

                                     NAV
       December 31                 Discount
       -----------                 --------
          1995                       -18%
          1996                       -18%
          1997                       -17%
          1998                       -16%
          1999                       -15%
          2000                       -18%
          2001                       -14%
          2002                       -16%
          2003                       -16%
          2004                       -16%
          2005                       -16%

         As an  existing  Tri-Continental  stockholder,  Western  Investment  is extremely concerned that Tri-Continental's  common stock continues to trade at a double-digit  NAV  discount.  Assuming a NAV  discount  of 16% (the  discount on
December  31,  2005),  this  had the  effect  that,  for  each $1 of  underlying
Tri-Continental  net asset value, a share of Tri-Continental  common stock would trade at approximately 84 cents. So long as the NAV discount persists,  existing
Tri-Continental  stockholders  who sell their  shares of common  stock will sell them at a discount to the  underlying  net asset value.  Tri-Continental  common stock is traded on the New York Stock Exchange,  and share prices are determined by the market,  which to date has determined share prices to be at a discount to
NAV.

         The persistence and scale of the NAV discount is especially damaging to those  long-term  Tri-Continental  stockholders  who may need to cash out  their
Tri-Continental  investment in order to meet their  retirement  living needs.  A survey  of  stockholders  in the  Company's  annual  report  for the year  ended
December 31, 2004 reported that over 75% of the stockholders  surveyed were aged
65 or older.  Company  stockholders  who are seniors  may wish to realize  their
Tri-Continental  investment in the near term.  However,  the presence of a steep
NAV  discount  means that these  stockholders  cannot  receive the full value of their investment.  Tri-Continental  should be managed with the best interests of its  stockholders in mind,  including the interests of its large senior investor base.

                                       10

ALL OF THE  CURRENT  MEMBERS  OF THE  TRI-CONTINENTAL  BOARD ARE A  DIRECTOR  OR
TRUSTEE OF AT LEAST 23  REGISTERED  INVESTMENT  COMPANIES  MANAGED BY  SELIGMAN,
TRI-CONTINENTAL'S MANAGER

         According  to  the  Tri-Continental  proxy  statement,   all  incumbent
independent  Tri-Continental  directors  are a director or trustee of each of at least 23  registered  investment  companies  in the  group of funds  managed  by
Seligman and six of the seven independent  incumbent directors are a director or trustee of each of 24 registered  investment  companies in the Seligman group of funds.  The  Tri-Continental  proxy  statement  advises  that the 24  registered investment  companies  in the  Seligman  group of  funds  comprise  58  separate portfolios.  Other  than  Messrs.  Zino and  Morris,  the  President  and  Chief
Executive  Officer  and  Chairman,  respectively,  WE  BELIEVE  THAT NONE OF THE
COMPANY'S  NOMINEES OR OTHER  DIRECTORS HAS ANY DIRECT  PROFESSIONAL  INVESTMENT
EXPERIENCE, other than through their involvement as a director or trustee of the registered investment companies in the Seligman group of funds.

         While the current composition of the  Tri-Continental  Board appears to satisfy  applicable  securities and investment company laws, we question whether service  by each of  Tri-Continental's  independent  directors  as a trustee  or director of at least 23 registered investment companies is in the best interests of  Tri-Continental's  stockholders.  We do  not  believe  that  an  independent director  should be a director or trustee of 23 or more other  funds  managed by
Seligman.  How do  Tri-Continental's  directors have time to adequately  monitor
Tri-Continental's  multi-billion  dollar  portfolio  when  they are  serving  as directors or trustees of at least 23  investment  companies?  We believe that in serving  as trustee  or  director  of so many  registered  investment  companies managed by Seligman, inherent conflicts may arise. For example, we believe it is possible  for a person  serving  in such  multiple  positions  to become  unduly beholden  to  Seligman,  and  less  inclined  to act in the  best  interests  of
Tri-Continental  stockholders,   although  we  have  no  evidence  that  any  of
Tri-Continental  directors  have acted in this way.  Are the current  directors, with at best  limited  investment  experience,  the best  people to perform  the essential task of evaluating Seligman's performance as manager?

ONGOING INQUIRY OF SELIGMAN BY THE OFFICE OF THE NEW YORK ATTORNEY GENERAL

         Perhaps  most  disturbing  of all is the action which the Office of the
New York State Attorney General (the "Attorney General's Office") has determined to commence against  Seligman and a related  investigation by the Securities and
Exchange  Commission.  The  Company  has  disclosed  that since  February  2004,
Seligman,  the manager of Tri-Continental,  has been in discussions with the New
York staff of the Securities and Exchange  Commission and the Attorney General's
Office in connection with trading in certain of the Seligman group of funds. The
Attorney General's Office has said that its inquiry involves apparent fraudulent conduct in Seligman's  secret  arrangements  with certain  preferred  customers, permitting these preferred  customers to engage in mutual fund timing activities that negatively impacted the investment returns to long-term shareholders in the
Seligman funds affected. The Attorney General's Office is also examining whether
Seligman or others engaged in fraudulent conduct relating to Seligman's advisory fees. No settlement  has been reached and the SEC staff has indicated that it is considering  recommending  to the  Commissioners  of the SEC the initiation of a formal action  against  Seligman and Seligman  Advisors,  Inc. While none of the trading  arrangements being investigated  appear to involve the Company,  we are concerned about this inquiry as it involves other funds managed by Seligman.  We are concerned that the existence of such an inquiry may distract Seligman senior
management  and  make  it  more   difficult  to  attract  and  retain   talented
professional staff. The Attorney General's Office has been forced to go to state court to obtain documents and information from Seligman  relating to its inquiry into  trading  practices  involving  the  Seligman  group of funds.  Separately,
Seligman has filed suit in Federal court seeking to stop the Attorney  General's
Office from  pursuing an inquiry as to the  advisory  fees paid by the  Seligman group of funds to Seligman.  The affidavit  submitted by the Attorney  General's
Office to state court in connection with its seeking

                                       11

documents  that are material and necessary to its inquiry has raised a number of matters which cause us grave concern.  The affidavit states, among other things, that:

o        "The  "dilution"  of the  value of the  Seligman  group of funds due to timing  activity  is  estimated  to be in excess of $80  million  since
         1998;" and
o        "Based on his  investigation  to date,  .......  the  Attorney  General believes  that  Seligman  engaged  in `fraud,  deception,  concealment, suppression  [and] false  pretense' in violation of" New York's General
         Business Law.
o        The boards of directors of the Seligman group of funds "are subservient to Seligman;"
o        "Seligman's  high  costs  are the  result  of the  Boards'  failure  to negotiate at arms' length with Seligman;"

         In its  court  papers,  the  Attorney  General's  Office  says  that it believes that Seligman and its  co-respondents,  William C. Morris, the chairman of the Company's board, and Brian T. Zino, President and Chief Executive Officer
and a director of the  Company,  engaged in separate  frauds  relating to mutual fund timing activities in the Seligman group of funds.  First,  according to the
Attorney General's Office court papers, the respondents  expressly permitted and knowingly tolerated mutual fund timing activities that violated the terms of the
Seligman group of funds'  prospectuses  and harmed  shareholders of the affected funds. Second, following an industry-wide investigation,  the respondents issued a press release that grossly understated the amount of market-timing  activities in the  Seligman  group of funds  and that  created  the false  impression  that shareholders  of affected  Seligman funds had been fully  compensated  through a restitution  payment of less than $2 million divided among three Seligman funds, and a fee reduction on another  Seligman  fund.  The Attorney  General's  Office affidavit states that the "dilution" of the value of the Seligman group of funds due to timing  activity is estimated to be in excess of $80 million  since 1998.
The  Attorney  General's  Office is also  examining  whether  Seligman or others engaged in fraudulent conduct relating to Seligman's advisory fees.

         According to the court papers, Messrs. Morris and Zino own an aggregate of approximately 85% of Seligman.

IN LIGHT  OF THESE  ALLEGATIONS  AGAINST  MR.  MORRIS,  EVERY  STOCKHOLDER  MUST
QUESTION THE JUDGMENT AND  INDEPENDENCE OF THE DIRECTORS WHO AGAIN NOMINATED MR.
MORRIS FOR REELECTION AS A DIRECTOR.

TRI-CONTINENTAL  HAS  DISCLOSED  THAT  ANY  RESOLUTION  OF  THESE  MATTERS  WITH
REGULATORY AUTHORITIES MAY INCLUDE, BUT NOT BE LIMITED TO, SANCTIONS, PENALTIES,
INJUNCTIONS  REGARDING  SELIGMAN,  RESTITUTIONS  TO MUTUAL FUND  STOCKHOLDERS OR
CHANGES  IN  PROCEDURES.  SELIGMAN  CLAIMS  THAT  THESE  MATTERS  DO NOT  AFFECT
TRI-CONTINENTAL BUT, ASK YOURSELF,  IS IT IN THE STOCKHOLDERS' BEST INTERESTS TO
HAVE A FUND MANAGER BURDENED WITH THIS INQUIRY AND ALLEGATIONS?

         Tri-Continental  has also disclosed that Seligman  believes it may have violated  applicable  requirements  for certain orders to buy and sell portfolio securities  with  brokerage  firms in  recognition  of their sales of Seligman's mutual funds as a result of compensation  arrangements Seligman had with certain brokerage firms. Seligman has refunded $637,118 to Tri-Continental while denying that  Tri-Continental  has suffered loss from  Seligman's  possible  violations.
Would Seligman have made this payment if its hands were clean?

         Tri-Continental  has disclosed  that there can be no assurance that the
SEC's  investigation  or the Attorney  General  Office's inquiry and any related publicity  will not result in reduced demand for shares of the Seligman group of funds or other adverse consequences.

                                       12

                    ADDITIONAL INFORMATION ABOUT THE NOMINEES

         As of August  __,  2006,  the  dollar  range of  shares of the  Company beneficially owned by each Nominee is as follows:

                                                          Aggregate Dollar Range
                                                         of Equity Securities in
                                                              All Funds to be
                                                          Overseen by Nominee in
                              Dollar Range of Equity        Seligman Family of
        Name of Nominee      Securities in the Company    Investment Companies*
        ---------------      -------------------------    ---------------------

         Arthur D. Lipson         Over $100,000                Over $100,000
         Paul DeRosa              $1 to $10,000                $1 to $10,000
         David B. Ford            $1 to $10,000                $1 to $10,000

----------------
    *    If elected to the Tri-Continental Board, the Nominees would not oversee any  registered  investment  company  within  the  Seligman  family  of investment companies other than the Company.

         There can be no assurance that the actions our Nominees  intend to take as described  above will be implemented if they are elected or that the election of our  Nominees  will  improve  the  Company's  business or  otherwise  enhance stockholder value. Your vote to elect the Nominees does not constitute a vote in favor of our value enhancing plans for  Tri-Continental.  Your vote to elect the
Nominees will have the legal effect of replacing  three  incumbent  directors of
Tri-Continental with our Nominees.

         Other  than as  stated  herein,  the  Nominees  will  not  receive  any compensation  from  Western  Investment  for  their  services  as  directors  of
Tri-Continental,  nor are  there  any  arrangements  or  understandings  between
Western  Investment  and any of the  Nominees  or any other  person  or  persons pursuant to which the nomination  described herein is to be made, other than the consent by each of the Nominees to be named in this proxy statement and to serve as a director of Tri-Continental if elected as such at the special meeting. None of the Nominees is a party adverse to Tri-Continental or any of its subsidiaries or has a material interest adverse to Tri-Continental or any of its subsidiaries in any material pending legal proceedings.

         Western  Investment does not expect that the Nominees will be unable to stand for  election,  but, in the event that such persons are unable to serve or for good cause will not serve, the Shares represented by the enclosed GOLD proxy card will be voted for  substitute  nominees.  In addition,  Western  Investment reserves the right to nominate  substitute persons if  Tri-Continental  makes or announces  any changes to its bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying the Nominees.  In any such case, Shares  represented by the enclosed GOLD proxy card will be voted for such substitute nominees.  Western Investment reserves the right to nominate additional persons if Tri-Continental  increases the size of the Tri-Continental
Board above its existing size or increases  the number of directors  whose terms expire at the  special  meeting.  Additional  nominations  made  pursuant to the preceding  sentence are without prejudice to the position of Western  Investment that any attempt to increase the size of the current Tri-Continental Board or to reconstitute  or reconfigure  the classes on which the current  directors  serve constitutes an unlawful manipulation of Tri-Continental's corporate machinery.

   YOU ARE URGED TO VOTE FOR THE ELECTION OF WESTERN INVESTMENT'S NOMINEES ON
                         THE ENCLOSED GOLD PROXY CARD.

                                       13

                                 PROPOSAL NO. 2

                           CHARTER AMENDMENT PROPOSAL

         Tri-Continental  is  seeking  stockholder  approval  of a  proposal  to approve an  amendment to the  Company's  Charter to provide that the presence in person or by proxy of  stockholders  entitled to cast one-third  (1/3) of all of the votes entitled to be cast at a meeting of stockholders  constitutes a quorum and, with respect to any matter that,  under  applicable  statutes or regulatory requirements or the Company's  Charter,  requires approval by a separate vote of one or more classes of stock,  the presence in person or by proxy of the holders of shares  entitled to cast one-third  (1/3) of the votes entitled to be cast by such class on such matter  constitutes a quorum,  unless a higher  percentage is specified in the bylaws of the Company.

         We are gravely  concerned about this proposed  amendment.  We believe a core concept of corporate  democracy is that  stockholders have the right to act to effect fundamental corporate decisions such as the election of directors, and other  important  items.  Crucial  to  having  the  stockholders  act  is  for a substantial number of stockholders to participate in taking any such action. The quorum is the  number of  stockholders  required  to be  present to hold a valid meeting.  Once convened, in many cases just over 50% of the quorum can represent action by the  stockholders.  If the quorum is lowered to one-third (1/3) of all of the  votes  entitled  to be  cast,  stockholder  action  could  be  taken  by stockholders  holding as few as 17% of the votes entitled to be cast. We believe that this threshold is just too low. If management  does not have the support of more than 17% of the votes  entitled  to be cast,  then we do not  believe  such action  should  be  approved.  It is too easy for  management  to get its way by courting a minority of stockholders who share its views.

         We do not believe the requirement  that holders of a majority of all of the  votes  entitled  to be cast be  present  at a  meeting  is an  unreasonable threshold for holding a stockholder  meeting to determine  fundamental issues of vital importance to stockholders.

         For the  above  reasons,  we ask  stockholders  to oppose  the  Charter amendment proposal.

       YOU ARE URGED TO VOTE AGAINST THE CHARTER AMENDMENT PROPOSAL ON THE
                           ENCLOSED GOLD PROXY CARD.

                                       14

                           VOTING AND PROXY PROCEDURES

         Only  stockholders  of record on the record  date will be  entitled  to notice of and to vote at the special  meeting.  Each Common Share is entitled to one vote. Each Preferred Share is entitled to two votes.  Stockholders  who sell
Shares  before the record date (or acquire them without  voting rights after the record date) may not vote such Shares. Stockholders of record on the record date will retain their voting rights in connection  with the special  meeting even if they sell such  Shares  after  the  record  date.  Based on  publicly  available information,  Western Investment  believes that the only outstanding  classes of securities of  Tri-Continental  entitled to vote at the special  meeting are the
Common Shares and the Preferred Shares.

         Stockholders, including those who expect to attend the special meeting, are urged to vote their Shares today by following the  instructions for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained  therein,  or by signing,  dating and mailing the enclosed  GOLD proxy card in the enclosed  return envelope to Western  Investment,  c/o Innisfree M&A
Incorporated, in the enclosed postage-paid envelope.

         Authorized  proxies will be voted at the special meeting as marked and, in the  absence of  specific  instructions,  will be voted FOR the  election  of
Western Investment's  Nominees,  AGAINST the Charter amendment proposal,  and in the discretion of the person named as proxy on all other matters as may properly come before the special meeting.

         We are asking  you to vote FOR the  election  of  Western  Investment's
Nominees and AGAINST the Charter  amendment  proposal.  The enclosed  GOLD proxy card may only be voted for our  Nominees  and does not confer  voting power with respect to the Company's  nominees.  Stockholders  should refer to the Company's proxy statement for the names, backgrounds, qualifications and other information concerning the Company's nominees.  The participants in this solicitation intend to vote all of their  Shares for the election of Western  Investment's  Nominees and against the Charter  amendment  proposal  and will not vote their  Shares in favor of any of Tri-Continental's director nominees.

QUORUM

         In order to conduct any business at the special meeting,  a quorum must be present in person or represented by valid proxies.  The presence in person or by proxy of  stockholders  entitled to cast a majority of all the votes entitled to be cast at the  special  meeting  constitutes  a quorum.  All Shares that are voted "FOR",  "AGAINST" or "ABSTAIN"  (or  "WITHHOLD" in the case of election of directors)  on any matter will count for purposes of  establishing  a quorum and will be treated as Shares entitled to be voted at the special meeting.

VOTES REQUIRED FOR APPROVAL

         ELECTION  OF  DIRECTORS.  Under the  Company's  bylaws,  if a quorum is present at the special  meeting,  nominees  receiving the affirmative  vote of a plurality of the votes cast at the special  meeting will be elected as directors of the Company.

         CHARTER AMENDMENT PROPOSAL. The Company has advised that under Maryland law, to become effective, the Charter amendment proposal must be approved by the affirmative vote of a majority of all votes entitled to be cast on the proposal.

                                       15

ABSTENTIONS

         Abstentions  will be counted for the purpose of  determining  whether a quorum is present. Abstentions will not be counted as votes cast on any proposal set forth in this proxy  statement.  For purposes of the vote on the election of each nominee for director,  abstentions and broker non-votes,  if any, will have no effect on the result of the vote.  For  purposes  of the vote on the  Charter amendment  proposal,  abstentions  and broker  non-votes,  if any, will have the effect of a vote against such proposal.

REVOCATION OF PROXIES

         Stockholders  of  Tri-Continental  may revoke their proxies at any time prior to  exercise  by  attending  the  special  meeting  and  voting  in person
(although attendance at the special meeting will not in and of itself constitute revocation  of a proxy),  by  delivering a  later-dated  proxy by  Internet,  by telephone or by mail,  or by  delivering  a written  notice of  revocation.  The delivery of a later-dated  proxy which is properly  completed will  constitute a revocation  of any earlier  proxy.  The  revocation  may be delivered  either to
Western  Investment  in care of Innisfree  M&A  Incorporated  at the address set forth on the back cover of this proxy  statement  or to  Tri-Continental  at 100
Park  Avenue,  New  York,  New  York  10017 or any  other  address  provided  by
Tri-Continental.   Although  a   revocation   is   effective   if  delivered  to
Tri-Continental,  Western  Investment  requests  that  either  the  original  or photostatic copies of all revocations be mailed to Western Investment in care of
Innisfree  M&A  Incorporated  at the address set forth on the back cover of this proxy statement so that Western  Investment will be aware of all revocations and can more  accurately  determine if and when proxies have been  received from the holders of record on the record  date of a majority of the  outstanding  Shares.
Additionally,  Innisfree M&A  Incorporated  may use this  information to contact stockholders  who have  revoked  their  proxies in order to solicit  later-dated proxies  for the  election  of the  Nominees  and  approval  of other  proposals described herein.

IF YOU WISH TO VOTE FOR THE  ELECTION  OF THE  NOMINEES  TO THE  TRI-CONTINENTAL
BOARD OR AGAINST  THE  CHARTER  AMENDMENT  PROPOSAL,  PLEASE VOTE YOUR SHARES BY
TELEPHONE OR INTERNET,  AS  DESCRIBED  IN THE  ENCLOSED  GOLD PROXY CARD,  OR BY
SIGNING,  DATING AND  RETURNING  PROMPTLY THE ENCLOSED  GOLD PROXY CARD,  IN THE
POSTAGE-PAID ENVELOPE PROVIDED.

                                       16

                             SOLICITATION OF PROXIES

         The  solicitation of proxies  pursuant to this proxy statement is being made by  Western  Investment.  Proxies  may be  solicited  by  mail,  facsimile, telephone, Internet, in person and by advertisements.

         Western  Investment  has entered into an agreement  with  Innisfree M&A
Incorporated  for  solicitation  and advisory  services in connection  with this solicitation,  for which  Innisfree M&A  Incorporated  will receive a fee not to
exceed   $[_________],   together   with   reimbursement   for  its   reasonable
out-of-pocket  expenses, and will be indemnified against certain liabilities and expenses,  including  certain  liabilities  under the federal  securities  laws.
Innisfree  M&A  Incorporated  will solicit  proxies from  individuals,  brokers, banks, bank nominees and other  institutional  holders.  Western  Investment has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all  solicitation  materials to the  beneficial  owners of the Shares they hold of record.  Western Investment will reimburse these record holders for their  reasonable  out-of-pocket  expenses in so doing.  It is anticipated  that
Innisfree  M&A  Incorporated  will  employ  approximately  25 persons to solicit
Tri-Continental's stockholders for the special meeting.

         The entire  expense  of  soliciting  proxies  is being  borne by WILLC, subject to certain  limitations,  pursuant to the terms of the Joint  Filing and
Solicitation  Agreement described below.  Western Investment,  WIAP, WITR, BPIP,
BPM, BPP and PPNW have separately  agreed to reimburse WILLC on a pro rata basis for these expenses.  Because WILLC believes that Tri-Continental's  stockholders will  benefit  from the  Solicitation  (defined  below),  WILLC  intends to seek reimbursement from  Tri-Continental,  to the fullest extent permitted by law, of all expenses it incurs in connection with the Solicitation.  If necessary, WILLC will ask the Company to submit an  application  in this regard to, and obtain an order or a no-action letter from, the Securities and Exchange Commission.  WILLC does not  intend to  submit  the  question  of such  reimbursement  to a vote of security holders of the Company unless otherwise  required by law. Costs of this
solicitation   of  proxies  are   currently   estimated   to  be   approximately
$[_________].  Western  Investment  estimates that through the date hereof,  its expenses in connection with this solicitation are approximately $[_________].

                          OTHER PARTICIPANT INFORMATION

         Each member of the Group is a participant in this solicitation.  Arthur
D. Lipson is the managing member of WILLC, a Delaware limited liability company.
WILLC, a Delaware limited liability  company,  is the general partner,  managing member or investment manager,  as the case may be, of Western  Investment,  WIAP and WITR, respectively.  The principal business of Western Investment,  WIAP and
WITR is acquiring,  holding and disposing of investments  in various  companies.
The principal business address of Mr. Lipson, Western Investment,  WIAP and WITR is c/o Western Investment LLC, 2855 E. Cottonwood Parkway,  Suite 110, Salt Lake
City, UT 84121.  The principal  business  address of Mr. DeRosa is c/o MT Lucas,
LLC, 730 Fifth Avenue, New York, NY 10019. The principal business address of Mr.
Ford is c/o DBF  Associates,  375  Greenwich  Street,  New York,  NY 10013.  Ms.
Nakajima does not have a principal business address.

         As of the record date, Western Investment,  WIAP, and WITR beneficially owned 3,175,015 Common Shares, 3,256,300 Common Shares and 200 Preferred Shares,
and 566,200 Common Shares,  respectively,  constituting approximately 3.0%, 3.0%
and 0.5%, respectively, of the votes entitled to be cast at the special meeting.
Mr. Lipson  directly owned 901 Common Shares,  constituting  less than 1% of the votes  entitled  to be cast at the  special  meeting.  As the  general  partner, managing  member,  or  investment  manager,  as the  case  may  be,  of  Western
Investment, WIAP and WITR, WILLC may be deemed to beneficially own the 6,997,515
Common  Shares  and 200  Preferred  Shares  owned in the  aggregate  by  Western
Investment,  WIAP and WITR as of the  record  date.  As the  managing  member of

                                       17

WILLC,  Mr. Lipson may be deemed to beneficially own the 6,997,515 Common Shares and 200 Preferred Shares  beneficially  owned by WILLC as of the record date, in addition to the 901 Common Shares owned  directly by Mr. Lipson as of the record date.  As of the  record  date,  Mr.  DeRosa,  Mr.  Ford and Ms.  Nakajima  each beneficially owned 100 Common Shares.

         Messrs. Franzblau,  Ferguson and Dunmire are managing members of BPM, a
Delaware  limited  liability  company.  BPM is the  managing  member of BPIP,  a
Delaware  limited  liability  company.  PPNW, a Washington  corporation,  is the managing member of BPP, a Delaware limited liability company.  Messrs.  Ferguson and Dunmire are the President and Chairman of the Board, respectively,  of PPNW.
The principal  business  address of BPIP,  BPM, BPP,  PPNW, Mr.  Franzblau,  Mr.
Ferguson and Mr. Dunmire is 820 A Street, Suite 700, Tacoma, WA 98402.

         As of the record date,  BPIP and BPP  beneficially  owned 1,515,850 and
1,522,775 Common Shares, respectively, constituting approximately 1.4% and 1.4%, respectively,  of the votes entitled to be cast at the special  meeting.  As the managing  member of BPIP,  BPM may be deemed to  beneficially  own the 1,515,850
Common Shares owned by BPIP. As the managing members of BPM, Messrs.  Franzblau,
Ferguson  and Dunmire may be deemed to  beneficially  own the  1,515,850  Common
Shares  beneficially  owned by BPM. As the managing  member of BPP,  PPNW may be deemed to  beneficially  own the  1,522,775  Common  Shares owned by BPP. As the
President and Chairman of the Board, respectively,  Messrs. Ferguson and Dunmire may be deemed to beneficially own the 1,522,775 Common Shares beneficially owned by PPNW.

         WILLC provides  recommendations  from time to time to BPIP and BPP with respect to purchases and sales of Common  Shares of the Company,  pursuant to an oral  agreement  between  WILLC and BPIP,  and  between  WILLC and BPP.  Each of
Western  Investment,  WILLC,  Mr.  Lipson,  WIAP  and WITR  disclaim  beneficial ownership of the Common  Shares  beneficially  owned by the other members of the
Group. Each of BPIP, BPM and Mr. Franzblau disclaim beneficial  ownership of the
Shares  beneficially  owned by the other  members of the Group.  Each of BPP and
PPNW disclaim beneficial ownership of the Shares beneficially owned by the other members of the Group.  Each of Mr. Ferguson and Mr. Dunmire disclaim  beneficial ownership of the Shares  beneficially  owned by the other  members of the Group, with the exception of BPIP, BPM, BPP and PPNW. Each of Mr. DeRosa,  Mr. Ford and
Ms. Nakajima disclaims  beneficial ownership of the Shares beneficially owned by the other members of the Group.

         Each of  WILLC  and Mr.  Lipson  is  deemed  to have  sole  voting  and dispositive  power over the Shares  reported  as  beneficially  owned by Western
Investment,  WIAP and WITR by virtue  of their  respective  positions  described above.  Each of BPM, Mr.  Franzblau,  Mr.  Ferguson and Mr. Dunmire is deemed to have sole voting and dispositive power over the Common Shares beneficially owned by BPIP by virtue of their respective  positions  described above. Each of PPNW,
Mr. Ferguson and Mr. Dunmire is deemed to have sole voting and dispositive power over the Common Shares reported as beneficially  owned by BPP by virtue of their respective  positions described above.  Neither Western  Investment,  WILLC, Mr.
Lipson,  WIAP nor WITR has voting or dispositive  control over the Common Shares beneficially owned by the other members of the Group.  Neither BPIP, BPM nor Mr.
Franzblau has voting or dispositive  control over the Shares  beneficially owned by the  other  members  of the  Group.  Neither  BPP  nor  PPNW  has  voting  or dispositive  control over the Shares  beneficially owned by the other members of the Group.  Neither  Mr.  Ferguson  nor Mr.  Dunmire  has voting or  dispositive control over the Shares beneficially owned by Western  Investment,  WILLC, WIAP,
WITR, Mr. Lipson, Mr. DeRosa, Mr. Ford and Ms. Nakajima.

         The  principal  business  of WILLC is  acting as the  general  partner, managing  member  and  investment  manager,  as the  case  may  be,  of  Western
Investment,  WIAP and WITR. The principal  occupation of Mr. Lipson is acting as managing member of WILLC. The principal business of Western Investment, WIAP and

                                       18

WITR is acquiring,  holding and disposing of investments  in various  companies.
The  principal  business of BPM is acting as the  managing  member of BPIP.  The principal business of BPIP is acquiring, holding and disposing of investments in various  companies.  The  principal  business of PPNW is acting as the  managing member of BPP. The principal business of BPP is acquiring, holding and disposing of investments in various companies. The principal occupation of Scott Franzblau is acting  as a  managing  member of BPM.  The  principal  occupation  of Robert
Ferguson is acting as a managing member of BPM and as the President and director of PPNW.  The principal  occupation  of Michael  Dunmire is acting as a managing member of BPM and as Chairman of the Board of PPNW. The principal  occupation of
Mr.  DeRosa is serving as a principal of Mt. Lucas  Management  Corporation,  an asset  management  company.  The  principal  occupation  of Mr.  Ford is private investor. The principal occupation of Ms. Nakajima is opera singer.

         For  information   regarding  purchases  and  sales  of  securities  of
Tri-Continental  during the past two years by Western  Investment,  Mr.  Lipson,
WILLC, WIAP, WITR, Mr. DeRosa, Mr. Ford, Ms. Nakajima, BPIP, BPM, BPP, PPNW, Mr.
Franzblau,  Mr. Ferguson,  and Mr. Dunmire and affiliates of Western  Investment that no longer own any Shares, see Schedule I to this proxy statement.

         On July 3, 2006,  the members of the Group  entered into a Joint Filing and Solicitation  Agreement in which, among other things, (a) the parties agreed to the joint filing on behalf of each of them of statements on Schedule 13D with respect  to  the  securities  of  Tri-Continental  to  the  extent  required  by applicable  law, (b) the parties agreed to solicit  proxies or written  consents for the election of the Nominees,  or any other  person(s)  nominated by Western
Investment and Mr. Lipson, to the  Tri-Continental  Board at the special meeting
(the "Solicitation"), (c) WILLC agreed to indemnify and hold each of Paul DeRosa and David B. Ford  harmless  from and  against any and all claims of any nature, whenever  brought,  arising  from the  Nominee's  nomination  for  election as a director of  Tri-Continental,  and the  related  proxy  solicitation  by Western
Investment,  Arthur  Lipson and  certain  of their  affiliates  and any  related transactions,  irrespective  of the  outcome,  and (d) WILLC  agreed to bear all expenses incurred in connection with the Group's activities,  including approved expenses  incurred by any of the parties in  connection  with the  Solicitation, subject to certain limitations.  Western Investment,  WIAP, WITR, BPIP, BPM, BPP
and PPNW have  separately  agreed  to  reimburse  WILLC on a pro rata  basis for expenses  incurred in connection with the  Solicitation.  Because WILLC believes that  Tri-Continental's  stockholders will benefit from the Solicitation,  WILLC intends  to seek  reimbursement  from  Tri-Continental,  to the  fullest  extent permitted by law, of all expenses it incurs in connection with the Solicitation.
If necessary, WILLC will ask the Company to submit an application in this regard to, and obtain an order or a no-action  letter from, the Securities and Exchange
Commission.  WILLC does not intend to submit the question of such  reimbursement to a vote of security holders of the Company.

         Except as set forth in this proxy  statement  (including  the Schedules hereto),  (i) during the past 10 years, no participant in this  solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors);  (ii) no participant in this solicitation  directly or indirectly beneficially  owns any  securities of  Tri-Continental;  (iii) no participant in this  solicitation  owns any  securities of  Tri-Continental  which are owned of record  but not  beneficially;  (iv) no  participant  in this  solicitation  has purchased or sold any securities of  Tri-Continental  during the past two years;
(v) no  part  of the  purchase  price  or  market  value  of the  securities  of
Tri-Continental  owned by any participant in this solicitation is represented by funds  borrowed or  otherwise  obtained  for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was,  a party to any  contract,  arrangements  or  understandings  with any person with respect to any  securities of  Tri-Continental,  including,  but not limited  to,  joint  ventures,  loan or  option  arrangements,  puts  or  calls, guarantees against loss or guarantees of profit,  division of losses or profits, or the giving or withholding of proxies;  (vii) no associate of any  participant in this solicitation owns beneficially,  directly or indirectly,  any securities
of   Tri-Continental;   (viii)  no   participant  in  this   solicitation   owns
beneficially, directly or indirectly, any securities of any parent or subsidiary

                                       19

of  Tri-Continental;  (ix)  no  participant  in  this  solicitation  or  any  of his/her/its  associates  was a party to any  transaction,  or series of  similar transactions, since the beginning of Tri-Continental's last fiscal year, or is a party to any currently proposed transaction,  or series of similar transactions, to which  Tri-Continental or any of its subsidiaries was or is to be a party, in
which  the  amount  involved  exceeds  $60,000;   (x)  no  participant  in  this
solicitation   or  any  of  his/her/its   associates  has  any   arrangement  or
understanding  with  any  person  with  respect  to  any  future  employment  by
Tri-Continental or its affiliates, or with respect to any future transactions to which  Tri-Continental or any of its affiliates will or may be a party; and (xi)
no person, including the participants in this solicitation, who is a party to an arrangement or  understanding  pursuant to which the Nominees are proposed to be elected has a substantial interest,  direct or indirect, by security holdings or otherwise in any matter to be acted on at the special meeting.

                    OTHER MATTERS AND ADDITIONAL INFORMATION

         Western  Investment is unaware of any other matters to be considered at the special meeting.  However, should other matters, which Western Investment is not aware of a reasonable time before this  solicitation,  be brought before the special  meeting,  the person named as a proxy on the  enclosed  GOLD proxy card will vote on such matters in their discretion.

         Western  Investment  has  omitted  from this  proxy  statement  certain disclosure  required by applicable law that is already included in the Company's proxy  statement.  This disclosure  includes,  among other things,  biographical information on  Tri-Continental's  directors and executive officers,  the dollar range of shares owned by directors of the Company and  information on committees of the Tri-Continental  Board.  Stockholders should refer to the Company's proxy statement in order to review this disclosure.

         According to the Company's proxy statement, the Company's manager is J.
& W. Seligman & Co. Incorporated, 100 Park Avenue, New York, NY 10017.

         See  Schedule  II of this proxy  statement  for  information  regarding persons who beneficially own more than 5% of the Shares and the ownership of the
Shares by the management of Tri-Continental.

         The  information  concerning  Tri-Continental  contained  in this proxy statement  and the  Schedules  attached  hereto has been taken from, or is based upon, publicly available information.

                                         WESTERN INVESTMENT HEDGED PARTNERS L.P.

                                         AUGUST ___, 2006

                                       20

                                   SCHEDULE I
                                   ----------

           PURCHASES AND SALES IN THE COMMON STOCK OF TRI-CONTINENTAL
                            DURING THE PAST TWO YEARS

Transaction                Quantity                Date                Price ($)
-----------                --------                ----                ---------

                    WESTERN INVESTMENT HEDGED PARTNERS, L.P.
    Buy                      8,700               10/04/04               16.9404
    Buy                      8,200               10/05/04               16.8862
    Buy                     12,300               10/06/04               16.9110
    Buy                     14,600               10/07/04               16.8854
    Buy                      3,000               10/08/04               16.7602
    Buy                      6,100               10/12/04               16.6721
    Buy                      1,500               10/13/04               16.7425
    Buy                        400               10/19/04               16.4910
    Buy                     13,000               10/20/04               16.3751
    Buy                     13,500               10/21/04               16.5128
    Buy                     18,600               10/22/04               16.5008
    Buy                      3,100               10/25/04               16.3207
    Buy                     21,900               10/26/04               16.5234
    Buy                     17,500               10/27/04               16.6873
    Buy                     12,800               10/28/04               16.8541
    Buy                        300               10/29/04               16.9352
    Buy                     27,500               11/01/04               16.9027
    Buy                     32,600               11/02/04               17.0161
    Buy                      8,300               11/02/04               16.9971
    Buy                      4,000               11/12/04               17.6973
    Buy                      5,000               11/15/04               17.7822
    Buy                     36,400               12/15/04               18.0468
    Buy                      8,400               12/27/04               18.1645
    Buy                     12,200               12/28/04               18.1363
    Buy                     16,000               12/31/04               18.2800
    Buy                     62,900               12/31/04               18.2800
    Buy                        700               01/10/05               17.9328
    Buy                      2,600               01/11/05               17.8423
    Buy                      3,000               01/13/05               17.6618
    Buy                     10,900               01/14/05               17.7564
    Buy                     17,500               01/18/05               17.7912
    Buy                      9,600               01/19/05               17.8072
    Buy                      2,000               01/21/05               17.6535
    Buy                      2,500               01/24/05               17.4681
    Buy                        200               01/27/05               17.5835
    Buy                     10,600               01/28/05               17.5634
    Buy                      7,500               01/31/05               17.6454
    Buy                      6,900               02/02/05               17.7666
    Buy                     24,400               04/18/05               17.2760
    Buy                     11,500               04/19/05               17.3535

                                       I-1

Transaction                Quantity                Date                Price ($)
-----------                --------                ----                ---------

    Buy                     10,700               04/20/05               17.1833
    Buy                     17,900               05/20/05               17.8302
    Buy                     13,800               05/23/05               17.9107
    Buy                     11,300               05/24/05               17.8940
    Buy                     26,500               05/25/05               17.8479
    Buy                     56,400               05/26/05               17.9034
    Buy                      5,300               05/27/05               17.9496
    Buy                      1,700               05/27/05               17.9585
    Buy                      2,000               06/03/05               18.0011
    Sell                     1,000               07/18/05               18.2707
    Sell                     1,300               07/21/05               18.4107
    Buy                        400               07/29/05               18.4800
    Buy                      2,300               10/04/05               18.2565
    Buy                     19,000               10/05/05               18.1118
    Buy                     30,400               10/06/05               17.9522
    Buy                     17,200               10/07/05               17.9067
    Buy                      1,800               10/10/05               17.8944
    Buy                        300               10/11/05               17.8200
    Buy                      2,700               10/12/05               17.6804
    Buy                        100               10/13/05               17.6200
    Buy                     27,600               10/14/05               17.6910
    Buy                     31,800               10/17/05               17.7842
    Buy                     59,800               10/18/05               17.8096
    Buy                     95,300               10/19/05               17.8047
    Buy                      5,400               10/20/05               17.9100
    Buy                     47,200               10/21/05               17.7650
    Buy                     76,500               10/24/05               17.8869
    Buy                      7,300               10/25/05               17.9377
    Buy                      8,200               10/26/05               17.9571
    Buy                        500               10/27/05               17.8360
    Buy                     11,300               10/28/05               17.8881
    Buy                     12,400               10/31/05               18.0410
    Buy                      5,900               11/02/05               18.1234
    Buy                      1,400               11/08/05               18.2100
    Buy                      6,800               11/09/05               18.2501
    Buy                      1,000               12/01/05               18.7680
    Buy                        315               12/02/05               18.7100
    Buy                        500               12/27/05               18.7300
    Buy                     15,100               12/27/05               18.7342
    Buy                      3,800               12/29/05               18.6602
    Sell                   400,000               01/06/06               19.1589
    Buy                     10,000               01/19/06               19.7500
    Buy                      5,000               01/20/06               19.7470
    Buy                     10,700               01/26/06               19.6019
    Buy                      8,600               01/27/06               19.7293
    Buy                      6,600               01/27/06               19.5998
    Buy                      9,600               01/30/06               19.7462

                                       I-2

Transaction                Quantity                Date                Price ($)
-----------                --------                ----                ---------

    Buy                      5,000               02/01/06               19.7170
    Buy                     19,800               02/02/06               19.6575
    Buy                      7,500               02/03/06               19.4568
    Buy                     17,200               02/06/06               19.4471
    Buy                     31,900               02/08/06               19.3886
    Buy                      9,300               02/09/06               19.5183
    Buy                     33,600               02/13/06               19.4685
    Buy                     68,100               02/14/06               19.5387
    Buy                     32,900               02/15/06               19.6410
    Buy                     30,000               03/01/06               19.9024
    Buy                     19,800               03/07/06               19.8846
    Buy                     25,200               03/08/06               19.8854
    Buy                      6,500               03/09/06               19.9822
    Buy                     64,200               03/10/06               19.9879
    Buy                     12,700               03/13/06               19.9850
    Buy                     22,500               03/14/06               20.0925
    Buy                      2,100               03/14/06               20.0698
    Buy                     16,400               03/15/06               20.1656
    Buy                      1,500               03/24/06               20.2985
    Buy                     31,200               03/30/06               20.2727
    Buy                      9,300               03/31/06               20.3070
    Buy                     19,000               04/03/06               20.3504
    Buy                     21,500               04/04/06               20.4136
    Buy                     65,500               04/05/06               20.5568
    Buy                    115,800               04/05/06               20.5550
    Buy                      1,900               04/06/06               20.5676
    Sell                       800               04/06/06               20.6009
    Buy                      3,200               04/07/06               20.5028
    Buy                      7,400               04/10/06               20.4461
    Buy                     20,400               04/11/06               20.2968
    Buy                     30,400               04/12/06               20.3140
    Buy                     16,300               04/13/06               20.2925
    Buy                     58,300               04/17/06               20.2629
    Buy                     37,200               04/18/06               20.3394
    Buy                     46,600               04/19/06               20.5013
    Buy                     38,800               04/20/06               20.5273
    Buy                     29,000               04/21/06               20.5664
    Buy                     40,500               04/24/06               20.5094
    Buy                      5,200               04/25/06               20.4547
    Buy                     21,300               04/26/06               20.5862
    Buy                     29,300               04/27/06               20.5772
    Buy                     22,100               04/28/06               20.5514
    Buy                     10,500               05/01/06               20.6084
    Buy                     27,300               05/02/06               20.5953
    Buy                    400,000               05/04/06               20.5625
    Buy                     30,000               05/04/06               20.5189
    Buy                     24,500               05/05/06               20.6690

                                       I-3

Transaction                Quantity                Date                Price ($)
-----------                --------                ----                ---------

    Sell                     5,300               05/05/06               20.6635
    Sell                       900               05/05/06               20.6594
    Buy                     39,800               05/08/06               20.6475
    Buy                     59,300               05/15/06               20.0425
    Buy                     20,100               05/16/06               20.1099
    Buy                     34,400               05/17/06               19.8080
    Buy                     42,100               05/18/06               19.7895
    Buy                     39,500               05/19/06               19.7235
    Buy                     59,100               05/22/06               19.6808
    Buy                     22,900               05/23/06               19.7540
    Buy                     30,000               05/24/06               19.5736
    Sell                    12,000               06/06/06               19.5978
    Sell                       500               06/07/06               19.5544
    Sell                       200               06/08/06               19.2194
Transferred as Gift            200               07/05/06                 N/A

                  WESTERN INVESTMENT INSTITUTIONAL PARTNERS LLC
    Buy                      8,100               10/05/04               16.8862
    Buy                     12,300               10/06/04               16.9117
    Buy                      5,300               12/03/04               17.9389
    Buy                     11,900               12/07/04               17.8839
    Buy                     15,000               12/08/04               17.7830
    Buy                     14,100               12/09/04               17.8686
    Buy                      3,000               12/10/04               17.8785
    Buy                      3,000               12/10/04               17.8585
    Buy                     42,600               12/10/04               17.8571
    Buy                     21,100               12/13/04               17.9713
    Buy                     70,000               12/15/04               18.0466
    Buy                      3,200               12/22/04               18.0429
    Buy                      6,400               12/23/04               18.1597
    Buy                     42,000               12/27/04               18.1635
    Buy                     22,500               12/29/04               18.1905
    Buy                      6,000               12/30/04               18.2264
    Buy                      4,300               12/30/04               18.2279
    Buy                        400               12/31/04               18.2835
    Sell                     5,300               03/29/05               17.6185
    Sell                    11,900               03/29/05               17.6185
    Sell                    15,000               03/29/05               17.6185
    Sell                    14,100               03/29/05               17.6185
    Sell                    42,600               03/29/05               17.6185
    Sell                    21,100               03/29/05               17.6185
    Sell                    10,000               03/29/05               17.6185
    Sell                     1,300               07/21/05               18.4107
    Sell                   116,300               01/04/06               18.8591*
    Sell                   716,200               01/04/06               18.8593*

----------
* Shares  purchased  by Western  Investment  Activism  Partners LLC from Western
  Investment Institutional Partners LLC.

                                      I-4

Transaction                Quantity                Date                Price ($)
-----------                --------                ----                ---------

                    WESTERN INVESTMENT ACTIVISM PARTNERS LLC
    Buy                      2,100               11/02/04               17.0084
    Buy                      8,500               11/03/04               17.1680
    Buy                      5,600               11/04/04               17.2500
    Buy                     52,400               11/04/04               17.3245
    Buy                     27,600               11/05/04               17.5197
    Buy                     30,500               11/05/04               17.5075
    Buy                        700               11/08/04               17.5028
    Buy                      9,200               11/10/04               17.5350
    Buy                      5,500               11/11/04               17.5808
    Buy                      7,500               11/12/04               17.7413
    Buy                     15,900               11/12/04               17.6966
    Buy                     19,300               11/15/04               17.7817
    Buy                      5,400               11/23/04               17.5320
    Buy                      5,500               12/03/04               17.9445
    Buy                      8,700               12/06/04               17.8893
    Buy                     27,100               12/06/04               17.8657
    Buy                     24,000               12/08/04               17.7823
    Buy                     20,900               12/13/04               17.9710
    Buy                      1,800               12/14/04               18.0085
    Buy                      9,100               12/14/04               18.0289
    Buy                      3,000               12/16/04               18.1185
    Buy                      5,400               12/16/04               18.0866
    Buy                      7,100               12/17/04               18.0631
    Buy                      9,000               12/23/04               18.1587
    Buy                     61,000               12/28/04               18.2007
    Buy                     30,200               12/29/04               18.1908
    Buy                      6,000               01/03/05               18.2943
    Buy                      6,000               01/04/05               17.8693
    Buy                      3,000               02/03/05               17.6802
    Buy                      9,200               02/04/05               17.7951
    Buy                      3,600               02/07/05               17.9199
    Buy                      3,000               02/09/05               17.9302
    Sell                       300               02/09/05               17.9242
    Buy                      5,400               02/15/05               18.0863
    Buy                    198,000               01/03/06               18.6467
    Buy                    832,500               01/04/06               18.8603*
    Buy                     52,500               01/04/06               18.8811
    Buy                     14,300               01/05/06               18.9374
    Sell                     4,200               01/05/06               18.9800
    Buy                    400,000               01/06/06               19.1605
    Buy                  1,161,000               01/06/06               19.3298

----------
* Shares  purchased  by Western  Investment  Activism  Partners LLC from Western
  Investment Institutional Partners LLC.

                                       I-5

Transaction                Quantity                Date                Price ($)
-----------                --------                ----                ---------

    Buy                    164,900               01/06/06               19.1342
    Sell                     1,600               01/06/06               19.1394

                WESTERN INVESTMENT TOTAL RETURN MASTER FUND LTD.
    Buy                     44,900               09/27/04               16.4402
    Sell                     5,700               12/31/04               18.2796
    Sell                     3,000               12/31/04               18.2796
    Sell                     1,000               12/31/04               18.2796
    Sell                     2,100               12/31/04               18.2796
    Sell                       500               12/31/04               18.2796
    Sell                       500               12/31/04               18.2796
    Sell                       600               12/31/04               18.2796
    Sell                     1,300               12/31/04               18.2796
    Sell                       500               12/31/04               18.2796
    Sell                       400               12/31/04               18.2796
    Sell                       400               12/31/04               18.2796
    Sell                     1,000               12/31/04               18.2800
    Sell                     1,700               12/31/04               18.2800
    Sell                     2,600               12/31/04               18.2800
    Sell                       500               12/31/04               18.2800
    Sell                     1,500               12/31/04               18.2800
    Sell                     1,200               12/31/04               18.2800
    Sell                       800               12/31/04               18.2800
    Sell                     2,000               12/31/04               18.2800
    Sell                     1,200               12/31/04               18.2800
    Sell                     2,800               12/31/04               18.2800
    Sell                       500               12/31/04               18.2800
    Sell                     1,700               12/31/04               18.2800
    Sell                       500               12/31/04               18.2800
    Sell                    44,900               12/31/04               18.2800
    Buy                      1,600               06/08/06               19.3963
    Buy                      3,300               06/09/06               19.3296
    Buy                     14,400               06/12/06               19.2739
    Buy                      9,200               06/13/06               18.8823
    Buy                      6,600               06/15/06               19.1582
    Buy                     12,600               06/16/06               19.1948
    Buy                      3,100               06/19/06               19.0917
    Buy                     23,100               06/20/06               19.1099
    Sell                       400               06/21/06               19.2494
    Buy                      3,500               06/22/06               19.1228
    Buy                     14,300               06/26/06               19.0804
    Buy                     16,900               06/27/06               19.0449
    Buy                     27,600               06/28/06               19.0252
    Buy                     45,300               06/29/06               19.3292
    Buy                     45,700               06/30/06               19.4613
    Buy                     36,600               07/03/06               19.5610
    Buy                     17,200               07/05/06               19.5003

                                       I-6

Transaction                Quantity                Date                Price ($)
-----------                --------                ----                ---------

    Buy                      6,900               07/06/06               19.5522
    Buy                     50,600               07/07/06               19.5210
    Buy                     29,700               07/10/06               19.4460
    Buy                     16,600               07/11/06               19.4179
    Buy                      4,000               07/13/06               19.1375
    Buy                      1,300               07/14/06               18.8919
    Buy                     53,100               07/17/06               18.9185
    Buy                     42,400               07/18/06               18.9227
    Buy                     10,500               07/19/06               19.1424
    Buy                     29,300               07/19/06               19.2811
    Buy                      7,100               07/20/06               19.3516
    Buy                     19,200               07/24/06               19.2967
    Sell                     3,000               07/24/06               19.2211
    Buy                     17,900               07/25/06               19.3654
    Buy                     22,500               07/26/06               19.4883
    Buy                     12,200               07/27/06               19.6288
    Buy                     23,100               07/28/06               19.6993
    Buy                      3,900               07/31/06               19.7273
    Buy                      7,400               08/01/06               19.6111
    Buy                     11,700               08/02/06               19.6929
    Buy                     21,900               08/03/06               19.7309
    Buy                      6,500               08/08/06               19.6008
    Buy                     20,300               08/09/06               19.6371
    Buy                     39,900               08/10/06               19.4416

                         BENCHMARK PLUS PARTNERS, L.L.C.
    Buy                      1,100               09/07/04               16.6800
    Buy                      1,900               09/08/04               16.6700
    Buy                     24,900               09/09/04               16.6491
    Buy                     20,300               09/13/04               16.7549
    Buy                     17,200               09/14/04               16.7595
    Buy                      5,300               09/15/04               16.6670
    Buy                      9,700               09/16/04               16.6727
    Buy                     12,700               09/20/04               16.7035
    Buy                     11,900               09/21/04               16.7356
    Buy                        300               09/22/04               16.6100
    Buy                        100               09/23/04               16.5100
    Buy                     17,100               09/24/04               16.5025
    Buy                     18,800               09/27/04               16.4260
    Buy                     17,100               09/28/04               16.4936
    Buy                      7,000               09/29/04               16.5233
    Buy                     36,800               09/30/04               16.5586
    Buy                     32,900               10/01/04               16.7452
    Buy                      1,900               10/25/04               16.3500
    Buy                     10,600               10/26/04               16.5300
    Buy                     11,000               10/27/04               16.7375
    Buy                     14,400               11/22/04               17.6445

                                       I-7

Transaction                Quantity                Date                Price ($)
-----------                --------                ----                ---------

    Buy                      9,600               11/23/04               17.6415
    Buy                     11,700               11/24/04               17.7291
    Buy                     10,300               11/26/04               17.8250
    Buy                      3,500               11/29/04               17.8229
    Buy                      3,400               11/30/04               17.7088
    Buy                     12,700               12/14/04               18.0650
    Buy                      9,000               02/15/05               18.1029
    Buy                      3,100               02/16/05               18.1014
    Buy                     16,625               02/17/05               18.0405
    Buy                     13,700               02/18/05               18.0168
    Buy                     29,500               02/22/05               17.8765
    Buy                     41,200               02/23/05               17.8677
    Buy                     19,600               02/24/05               17.9110
    Buy                     10,000               02/25/05               18.1343
    Buy                     13,200               02/28/05               18.0367
    Buy                      8,300               03/01/05               18.1270
    Buy                     18,700               03/02/05               18.1543
    Buy                      2,000               03/02/05               18.1300
    Buy                        800               03/03/05               18.1750
    Buy                     12,300               03/03/05               18.1712
    Buy                     15,400               03/04/05               18.3163
    Buy                     13,000               03/07/05               18.4154
    Buy                     10,900               03/08/05               18.3435
    Buy                      7,000               03/09/05               18.2186
    Buy                      4,000               03/10/05               18.1409
    Buy                      4,000               03/11/05               18.1417
    Buy                      4,900               03/14/05               18.0937
    Buy                      1,700               03/15/05               18.1881
    Buy                      2,900               03/23/05               17.5895
    Buy                      3,600               03/24/05               17.6830
    Buy                     11,300               03/28/05               17.6806
    Buy                      7,500               03/29/05               17.6043
    Buy                     11,900               03/30/05               17.6705
    Buy                      5,100               03/31/05               17.7907
    Buy                      3,900               04/01/05               17.6739
    Buy                      6,500               04/04/05               17.6396
    Buy                      4,300               04/05/05               17.8015
    Buy                      1,800               04/06/05               17.9002
    Buy                      2,500               04/07/05               17.9313
    Buy                      1,800               04/08/05               17.8366
    Buy                      3,100               04/11/05               17.7921
    Buy                      5,500               04/12/05               17.7106
    Buy                      2,500               04/13/05               17.7822
    Buy                     12,600               04/14/05               17.6489
    Buy                      5,700               04/15/05               17.4753
    Buy                        700               04/18/05               17.2760
    Buy                     26,400               04/21/05               17.3440

                                       I-8

Transaction                Quantity                Date                Price ($)
-----------                --------                ----                ---------

    Buy                      4,900               04/22/05               17.3303
    Buy                     31,700               04/25/05               17.4545
    Buy                     17,300               04/26/05               17.4420
    Buy                     17,800               04/27/05               17.2971
    Buy                     17,600               04/29/05               17.3154
    Buy                      3,600               05/02/05               17.4098
    Buy                      1,800               05/03/05               17.4200
    Buy                      7,200               05/04/05               17.5924
    Buy                     17,800               05/05/05               17.6490
    Buy                      5,000               05/06/05               17.6689
    Buy                     14,800               05/09/05               17.6438
    Buy                     20,500               05/10/05               17.5859
    Buy                     27,100               05/11/05               17.5609
    Buy                     33,600               05/12/05               17.5536
    Buy                     29,200               05/13/05               17.4242
    Buy                     58,400               05/16/05               17.4859
    Buy                     48,000               05/17/05               17.5502
    Buy                     10,700               05/18/05               17.7169
    Buy                     24,000               05/27/05               17.9496
    Buy                     19,700               05/31/05               17.8876
    Buy                     17,900               06/01/05               17.9896
    Buy                      1,900               06/02/05               17.9994
    Buy                      3,250               06/03/05               18.0011
    Buy                        500               06/07/05               18.0594
    Buy                      1,400               06/09/05               17.9495
    Buy                      4,700               06/10/05               17.9077
    Buy                      6,500               06/13/05               17.9750
    Buy                      5,500               06/14/05               17.9682
    Buy                      2,600               06/15/05               17.9993
    Buy                      5,200               06/16/05               18.0634
    Buy                      7,600               06/17/05               18.1829
    Buy                      6,200               06/20/05               18.1638
    Buy                     16,100               06/21/05               18.1730
    Buy                     17,000               06/22/05               18.1789
    Buy                     23,000               06/23/05               18.1218
    Buy                      5,000               06/24/05               17.9375
    Buy                      1,300               06/27/05               17.8266
    Buy                      4,100               07/05/05               17.8661
    Buy                        700               07/06/05               17.8917
    Buy                      3,000               07/07/05               17.8001
    Buy                      4,200               07/08/05               17.9972
    Buy                      4,900               07/11/05               18.1280
    Buy                      4,200               07/12/05               18.1842
    Buy                      9,800               07/13/05               18.1949
    Buy                      2,800               07/15/05               18.2989
    Buy                      2,600               07/20/05               18.3866
    Buy                      1,100               07/27/05               18.4300

                                       I-9

Transaction                Quantity                Date                Price ($)
-----------                --------                ----                ---------

    Buy                      5,700               07/28/05               18.5230
    Buy                      1,200               08/01/05               18.4268
    Buy                      5,000               08/02/05               18.5069
    Buy                        600               08/04/05               18.4879
    Buy                      3,200               08/09/05               18.4103
    Buy                      6,500               08/10/05               18.5466
    Buy                        800               08/11/05               18.4636
    Buy                      1,000               09/09/05               18.4800
    Buy                      3,000               09/19/05               18.2570
    Buy                     13,000               03/01/06               19.9024
    Buy                     19,500               03/03/06               20.0710
    Buy                      2,100               03/06/06               20.0300
    Buy                     46,000               03/14/06               20.0925
    Buy                      7,500               03/17/06               20.3200
    Buy                     13,200               03/20/06               20.2923
    Buy                      1,000               03/20/06               20.3050
    Buy                      5,000               03/21/06               20.2962
    Buy                     17,000               03/27/06               20.2796
    Buy                     13,900               03/28/06               20.3101
    Buy                     23,100               03/29/06               20.3029
    Buy                      2,600               03/29/06               20.3088
    Buy                      7,200               03/31/06               20.2826
    Buy                      6,500               04/03/06               20.3516
    Buy                     20,200               05/24/06               19.4931
    Buy                      5,100               05/25/06               19.6645
    Buy                        400               05/30/06               19.7900
    Buy                      6,700               05/31/06               19.6307
    Buy                      9,300               06/02/06               19.9484

                  BENCHMARK PLUS INSTITUTIONAL PARTNERS, L.L.C.
    Buy                     17,000               03/10/05               18.1409
    Buy                     15,800               03/11/05               18.1417
    Buy                     19,400               03/14/05               18.0937
    Buy                      6,600               03/15/05               18.1881
    Buy                        200               03/16/05               17.9400
    Buy                     11,400               03/23/05               17.5895
    Buy                     14,600               03/24/05               17.6830
    Buy                     44,000               03/28/05               17.6806
    Buy                     29,800               03/29/05               17.6043
    Buy                    120,000               03/29/05               17.6209
    Buy                     47,700               03/30/05               17.6705
    Buy                     20,200               03/31/05               17.7907
    Buy                     15,400               04/01/05               17.6739
    Buy                     25,600               04/04/05               17.6396
    Buy                     17,200               04/05/05               17.8015
    Buy                      7,300               04/06/05               17.9002
    Buy                     10,200               04/07/05               17.9313

                                      I-10

Transaction                Quantity                Date                Price ($)
-----------                --------                ----                ---------

    Buy                      7,200               04/08/05               17.8366
    Buy                     12,500               04/11/05               17.7921
    Buy                     21,800               04/12/05               17.7106
    Buy                      9,900               04/13/05               17.7822
    Buy                     29,300               04/14/05               17.6489
    Buy                     22,700               04/15/05               17.4753
    Buy                     31,300               04/18/05               17.2760
    Buy                      8,000               04/21/05               17.3440
    Buy                      2,200               04/22/05               17.3303
    Buy                     10,600               04/25/05               17.4545
    Buy                      5,700               04/26/05               17.4420
    Buy                      6,000               04/27/05               17.2971
    Buy                      5,800               04/29/05               17.3154
    Buy                      1,200               05/02/05               17.4098
    Buy                        600               05/03/05               17.4200
    Buy                      1,800               05/04/05               17.5924
    Buy                      4,400               05/05/05               17.6490
    Buy                      1,200               05/06/05               17.6689
    Buy                      3,700               05/09/05               17.6438
    Buy                      5,100               05/10/05               17.5859
    Buy                     19,700               05/31/05               17.8876
    Buy                     17,900               06/01/05               17.9896
    Buy                     10,500               06/02/05               17.9994
    Buy                      4,250               06/03/05               18.0011
    Buy                      7,000               06/06/05               17.9114
    Buy                      3,000               06/07/05               18.0594
    Buy                      6,500               06/08/05               17.9800
    Buy                      7,700               06/09/05               17.9495
    Buy                     26,900               06/10/05               17.9077
    Buy                     36,600               06/13/05               17.9750
    Buy                     31,000               06/14/05               17.9682
    Buy                     14,600               06/15/05               17.9993
    Buy                     20,800               06/16/05               18.0634
    Buy                     31,300               06/17/05               18.1829
    Buy                     24,800               06/20/05               18.1638
    Buy                     64,500               06/21/05               18.1730
    Buy                     69,500               06/22/05               18.1789
    Buy                     84,300               06/23/05               18.1218
    Buy                     20,600               06/24/05               17.9375
    Buy                      5,100               06/27/05               17.8266
    Buy                      1,300               07/01/05               17.7731
    Buy                     16,600               07/05/05               17.8661
    Buy                      2,900               07/06/05               17.8917
    Buy                     11,100               07/07/05               17.8001
    Buy                      9,000               07/08/05               17.9972
    Buy                     19,500               07/11/05               18.1280
    Buy                     16,900               07/12/05               18.1842

                                      I-11

Transaction                Quantity                Date                Price ($)
-----------                --------                ----                ---------

    Buy                     39,000               07/13/05               18.1949
    Buy                        300               07/14/05               18.2800
    Buy                     11,300               07/15/05               18.2989
    Buy                     10,500               07/20/05               18.3866
    Buy                      3,300               07/27/05               18.4300
    Buy                     22,800               07/28/05               18.5230
    Buy                      4,800               08/01/05               18.4268
    Buy                     19,800               08/02/05               18.5069
    Buy                        700               08/03/05               18.4700
    Buy                      2,200               08/04/05               18.4879
    Buy                     12,800               08/09/05               18.4103
    Buy                     26,200               08/10/05               18.5466
    Buy                      3,100               08/11/05               18.4636
    Buy                      1,600               08/17/05               18.3700
    Buy                      1,400               08/18/05               18.3300
    Buy                        200               08/22/05               18.3900
    Buy                        200               09/06/05               18.2800
    Buy                      1,000               09/09/05               18.4800
    Buy                        600               09/16/05               18.3700
    Buy                     12,200               09/19/05               18.2570
    Buy                     17,500               02/16/06               19.7394
    Buy                      6,800               02/17/06               19.8256
    Buy                      9,800               02/21/06               19.8003
    Buy                     16,600               02/22/06               19.8837
    Buy                      7,900               02/23/06               19.9168
    Buy                      5,700               02/24/06               19.8868
    Buy                     27,000               02/27/06               19.9745
    Buy                     16,400               05/26/06               19.8188
    Buy                     27,600               06/01/06               19.8313
    Buy                      9,300               06/02/06               19.9484

                                ARTHUR D. LIPSON
    Buy                      1,000               12/02/05               18.7613
Transferred as Gift            100               02/24/06                 N/A

                                 ELYSE NAKAJIMA
Received as Gift               100               02/24/06                 N/A

                                   PAUL DEROSA
Received as Gift               100               07/05/06                 N/A

                                  DAVID B. FORD
Received as Gift               100               07/05/06                 N/A

                                      I-12

          PURCHASES AND SALES IN THE PREFERRED STOCK OF TRI-CONTINENTAL
                            DURING THE PAST TWO YEARS

                    WESTERN INVESTMENT ACTIVISM PARTNERS LLC

Transaction                Quantity                Date                Price ($)
-----------                --------                ----                ---------

    Buy                        200               07/21/06               42.0585
    Buy                        300               07/26/06               41.9600
    Buy                        500               08/02/06               42.2265
    Buy                        100               08/07/06               42.2700
    Buy                      1,900               08/09/06               42.2137

                                      I-13

                                   SCHEDULE II
                                   -----------

 THE FOLLOWING TABLE IS DERIVED FROM THE COMPANY'S PROXY STATEMENT FILED WITH THE
               SECURITIES AND EXCHANGE COMMISSION ON JULY 27, 2006

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The table below sets forth the beneficial  ownership of (1) each person known  by  the  Company  to be the  beneficial  owner  of  more  than  5% of the outstanding  shares of the Company's  common stock as of July 11, 2006,  and (2)
each  director and  executive  officer of the Company as of June 30, 2006.  Each person had sole or shared  voting or  dispositive  powers  with  respect to such shares.

                                              Number of
                                            Common Shares
                                                Owned
Name                                          (Rounded)      Percentage Owned
-----------------------------------------   -------------    ----------------
John R. Galvin                                    1,174             *
Alice S. Ilchman                                  7,442             *
Betsy S. Michel                                   2,282             *
Frank A. McPherson                               56,425             *
William C. Morris                               118,225             *
Leroy C. Richie                                   1,000             *
Robert L. Shafer                                  3,066             *
James N. Whitson                                 34,071             *
Brian T. Zino                                    45,119             *
John B. Cunningham                                2,500             *
Michael F. McGarry                                1,250             *
Charles W. Kadlec                                 7,595             *
Frank J. Nasta                                    1,041             *
Marco Acosta                                      2,649             *
A Group consisting of Western Investment      9,855,541           9.32%
    LLC and including 14 other members(1)

--------------
*  LESS THAN 1%

(1)   The Group consists of Western  Investment LLC,  Arthur D. Lipson,  Western
      Investment Hedged Partners L.P., Western Investment Activism Partners LLC,
      Western   Investment  Total  Return  Master  Fund  Ltd.,   Benchmark  Plus
      Institutional Partners, L.L.C., Benchmark Plus Partners, L.L.C., Benchmark
      Plus Management,  L.L.C., Paradigm Partners,  N.W., Inc., Scott Franzblau,
      Robert  Ferguson,  Michael Dunmire,  Paul DeRosa,  David B. Ford and Elyse
      Nakajima.

                                      II-1

                                    IMPORTANT

         Tell your Board what you think!  Your vote is important.  No matter how many Shares you own, please give Western  Investment your proxy FOR the election of Western  Investment's  Nominees  and AGAINST the Charter  amendment  proposal described in this proxy statement by voting your Shares by telephone or Internet as  described  in the  enclosed  GOLD proxy  card or by  signing  and dating the enclosed  GOLD  proxy  card,  and  returning  it in  the  postage-paid  envelope provided.

         If any of your Shares are held in the name of a brokerage  firm,  bank, bank  nominee or other  institution,  only it can vote such Shares and only upon receipt of your specific  instructions.  Accordingly,  please contact the person responsible  for your account and instruct that person to execute the GOLD proxy card  representing  your  Shares.  In  addition,  if you hold  your  shares in a brokerage  or bank  account,  your broker or bank may allow you to provide  your voting  instructions by telephone or Internet.  Please consult the materials you receive  from your broker or bank prior to  authorizing  a proxy by telephone or
Internet.  Western  Investment urges you to confirm in writing your instructions to Western  Investment  in care of  Innisfree  M&A  Incorporated  at the address provided  below so that  Western  Investment  will be aware of all  instructions given and can attempt to ensure that such instructions are followed.

  IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE VOTING YOUR SHARES, PLEASE CALL:

                           INNISFREE M&A INCORPORATED
                         501 MADISON AVENUE, 20TH FLOOR
                               NEW YORK, NY 10022

                 STOCKHOLDERS CALL TOLL-FREE AT: (877) 456-3510
                BANKS AND BROKERS CALL COLLECT AT: (212) 750-5833

                     PRELIMINARY COPY SUBJECT TO COMPLETION
                              DATED AUGUST 11, 2006

                               PLEASE VOTE TODAY!

                  SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE.

                  TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------
                                                                 PREFERRED STOCK

                           TRI-CONTINENTAL CORPORATION

                         SPECIAL MEETING OF STOCKHOLDERS

  THIS PROXY IS SOLICITED ON BEHALF OF WESTERN INVESTMENT HEDGED PARTNERS L.P.

              THE BOARD OF DIRECTORS OF TRI-CONTINENTAL CORPORATION
                          IS NOT SOLICITING THIS PROXY

The undersigned appoints Arthur D. Lipson and Scott Franzblau, and each of them, as the  undersigned's  attorneys and agents with full power of  substitution  to
vote  all  shares  of  preferred  stock  of  Tri-Continental   Corporation  (the
"Company") which the undersigned would be entitled to vote if personally present at the special meeting of  stockholders  of the Company (the "special  meeting")
scheduled to be held at the offices of Venable LLP, 2 Hopkins Plaza, 18th Floor,
Baltimore,  Maryland 21202, on September 28, 2006 at 9:30 a.m., and including at any  adjournments  or  postponements  thereof and at any meeting  called in lieu thereof.

The undersigned  hereby revokes any other proxy or proxies  heretofore  given to vote or act with respect to the shares of preferred stock of the Company held by the  undersigned,  and hereby  ratifies and confirms all action the herein named attorneys and proxies,  their  substitutes,  or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse  and  in  the  discretion  of  such  attorneys  and  proxies  and  their substitutes  with respect to any other  matters as may properly  come before the special meeting.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE,  THIS
PROXY WILL BE VOTED FOR PROPOSAL 1 AND AGAINST PROPOSAL 2.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the special meeting.

         IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!
                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                   GOLD PROXY

                                             TRI-CONTINENTAL CORPORATION
                          SOLICITATION OF PROXIES BY WESTERN INVESTMENT HEDGED PARTNERS L.P.

                                                YOUR VOTE IS IMPORTANT

                     Please take a moment now to vote your shares of Tri-Continental Corporation preferred stock for the upcoming Special Meeting of Stockholders.

                                          PLEASE REVIEW THE PROXY STATEMENT
                                         AND VOTE TODAY IN ONE OF THREE WAYS:
                                                  -----

1.   VOTE BY TELEPHONE - Please call toll-free from the U.S. or Canada at 1-XXX-XXX-XXXX,  on a touch-tone telephone.
     If outside the U.S. or Canada, call 1-XXX-XXX-XXXX.  Please follow the simple recorded instructions. You will be required to provide the unique control number shown below.

                                                          OR

2.   VOTE BY INTERNET - Please ACCESS  HTTPS://WWW.PROXYVOTENOW.COM/TY,  and follow the simple  instructions.  Please note you must type an "s" after http. You will be required to provide the unique control number shown below.

                                                   --------------------------------------

                           CONTROL NUMBER:

                                                   --------------------------------------

---------------------------------------------------------------------------------------------------------------------
                         You may vote by telephone or Internet 24 hours a day, 7 days a week.
         Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.
---------------------------------------------------------------------------------------------------------------------

                                                          OR

3.   VOTE BY MAIL - If you do not wish to vote by telephone or over the  Internet,  please sign,  date and return the
     GOLD proxy card in the envelope provided, or mail to: Western Investment Hedged Partners L.P., c/o Innisfree M&A
     Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155.

                                     TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE
---------------------------------------------------------------------------------------------------------------------
GOLD PROXY CARD
PREFERRED STOCK

WESTERN INVESTMENT HEDGED PARTNERS L.P. ("WESTERN") RECOMMENDS A VOTE FOR PROPOSAL 1 AND AGAINST PROPOSAL 2.
                                                                      ---                -------

1.   Western's proposal to elect its slate of director nominees, each to hold office until the 2009 annual meeting of the Company's stockholders and until their successors are elected and qualify.

         Nominees: Arthur D. Lipson,      FOR ALL       WITHHOLD AUTHORITY TO      FOR ALL EXCEPT NOMINEE(S) WRITTEN
         Paul DeRosa, David B. Ford       NOMINEES      VOTE FOR ALL NOMINEES                    BELOW
                                            [ ]                 [ ]                _________________________________
                                                                                   _________________________________

2.   The Company's  proposal to approve an amendment to the Company's charter to  provide  that the  presence  in person  or by proxy of  stockholders
     entitled to cast at least  one-third  (1/3) of all of the votes entitled          FOR       AGAINST       ABSTAIN
     to be cast at a  stockholder  meeting  constitutes  a  quorum,  unless a          [ ]         [ ]           [ ]
     higher percentage is specified in the Bylaws of the Company.

3.   To vote and otherwise  represent the  undersigned  on any other matter that may properly come before the special meeting or any adjournment or postponement thereof,  including voting on adjournment of the special meeting with respect to one or more matters in the discretion of the proxy holder.

                                                                                DATE:
                                                                                      -----------------------------

                                                                               ------------------------------------
                                                                                                        (Signature)

                                                                               ------------------------------------
                                                                                       (Signature, if held jointly)

                                                                               ------------------------------------
                                                                                                            (Title)

                                                                       WHEN SHARES ARE HELD  JOINTLY, JOINT  OWNERS
                                                                     SHOULD  EACH SIGN.  EXECUTORS, ADMINISTRATORS,
                                                                     TRUSTEES, ETC. SHOULD INDICATE THE CAPACITY IN
                                                                        WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME
                                                                                             APPEARS ON THIS PROXY.

                     PRELIMINARY COPY SUBJECT TO COMPLETION
                              DATED AUGUST 11, 2006

                               PLEASE VOTE TODAY!

                  SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE.

                  TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------
                                                                    COMMON STOCK

                           TRI-CONTINENTAL CORPORATION

                         SPECIAL MEETING OF STOCKHOLDERS

  THIS PROXY IS SOLICITED ON BEHALF OF WESTERN INVESTMENT HEDGED PARTNERS L.P.

              THE BOARD OF DIRECTORS OF TRI-CONTINENTAL CORPORATION
                          IS NOT SOLICITING THIS PROXY

The undersigned appoints Arthur D. Lipson and Scott Franzblau, and each of them, as the  undersigned's  attorneys and agents with full power of  substitution  to vote all shares of common stock of  Tri-Continental  Corporation (the "Company")
which the  undersigned  would be entitled to vote if  personally  present at the special meeting of stockholders of the Company (the "special meeting") scheduled to be held  at the  offices  of  Venable  LLP,  2  Hopkins  Plaza,  18th  Floor,
Baltimore,  Maryland 21202, on September 28, 2006 at 9:30 a.m., and including at any  adjournments  or  postponements  thereof and at any meeting  called in lieu thereof.

The undersigned  hereby revokes any other proxy or proxies  heretofore  given to vote or act with  respect to the shares of common  stock of the Company  held by the  undersigned,  and hereby  ratifies and confirms all action the herein named attorneys and proxies,  their  substitutes,  or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse  and  in  the  discretion  of  such  attorneys  and  proxies  and  their substitutes  with respect to any other  matters as may properly  come before the special meeting.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE,  THIS
PROXY WILL BE VOTED FOR PROPOSAL 1 AND AGAINST PROPOSAL 2.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the special meeting.

         IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!
                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                   GOLD PROXY

                                             TRI-CONTINENTAL CORPORATION
                          SOLICITATION OF PROXIES BY WESTERN INVESTMENT HEDGED PARTNERS L.P.

                                                YOUR VOTE IS IMPORTANT

                     Please take a moment now to vote your shares of Tri-Continental Corporation common stock for the upcoming Special Meeting of Stockholders.

                                          PLEASE REVIEW THE PROXY STATEMENT
                                         AND VOTE TODAY IN ONE OF THREE WAYS:
                                                  -----

1.   VOTE BY TELEPHONE - Please call toll-free from the U.S. or Canada at 1-XXX-XXX-XXXX,  on a touch-tone telephone.
     If outside the U.S. or Canada, call 1-XXX-XXX-XXXX.  Please follow the simple recorded instructions. You will be required to provide the unique control number shown below.

                                                          OR

2.   VOTE BY INTERNET - Please ACCESS  HTTPS://WWW.PROXYVOTENOW.COM/TY,  and follow the simple  instructions.  Please note you must type an "s" after http. You will be required to provide the unique control number shown below.

                                                   --------------------------------------

                           CONTROL NUMBER:

                                                   --------------------------------------

---------------------------------------------------------------------------------------------------------------------
                         You may vote by telephone or Internet 24 hours a day, 7 days a week.
         Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.
---------------------------------------------------------------------------------------------------------------------

                                                          OR

3.   VOTE BY MAIL - If you do not wish to vote by telephone or over the  Internet,  please sign,  date and return the
     GOLD proxy card in the envelope provided, or mail to: Western Investment Hedged Partners L.P., c/o Innisfree M&A
     Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155.

                                     TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE
---------------------------------------------------------------------------------------------------------------------
GOLD PROXY CARD
COMMON  STOCK

WESTERN INVESTMENT HEDGED PARTNERS L.P. ("WESTERN") RECOMMENDS A VOTE FOR PROPOSAL 1 AND AGAINST PROPOSAL 2.
                                                                      ---                -------

1.   Western's proposal to elect its slate of director nominees, each to hold office until the 2009 annual meeting of the Company's stockholders and until their successors are elected and qualify.

         Nominees: Arthur D. Lipson,      FOR ALL       WITHHOLD AUTHORITY TO      FOR ALL EXCEPT NOMINEE(S) WRITTEN
         Paul DeRosa, David B. Ford       NOMINEES      VOTE FOR ALL NOMINEES                    BELOW
                                            [ ]                 [ ]                _________________________________
                                                                                   _________________________________

2.   The Company's  proposal to approve an amendment to the Company's charter to  provide  that the  presence  in person  or by proxy of  stockholders
     entitled to cast at least  one-third  (1/3) of all of the votes entitled          FOR       AGAINST       ABSTAIN
     to be cast at a  stockholder  meeting  constitutes  a  quorum,  unless a          [ ]         [ ]           [ ]
     higher percentage is specified in the Bylaws of the Company.

3.   To vote and otherwise  represent the  undersigned  on any other matter that may properly come before the special meeting or any adjournment or postponement thereof,  including voting on adjournment of the special meeting with respect to one or more matters in the discretion of the proxy holder.

                                                                                DATE:
                                                                                      -----------------------------

                                                                               ------------------------------------
                                                                                                        (Signature)

                                                                               ------------------------------------
                                                                                       (Signature, if held jointly)

                                                                               ------------------------------------
                                                                                                            (Title)

                                                                       WHEN SHARES ARE HELD  JOINTLY, JOINT  OWNERS
                                                                     SHOULD  EACH SIGN.  EXECUTORS, ADMINISTRATORS,
                                                                     TRUSTEES, ETC. SHOULD INDICATE THE CAPACITY IN
                                                                        WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME
                                                                                             APPEARS ON THIS PROXY.